EXHIBIT 99.5

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records


All records

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Credit                            Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Grade                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
AA+                               5,019         $841,255,067             63.77%            7.149%        352             79.68%
AA                                1,273         $209,003,176             15.84%            7.641%        351             77.07%
A                                   553          $93,270,190              7.07%            7.891%        352             74.89%
B                                   587          $92,107,285              6.98%            8.357%        353             72.54%
C                                   304          $47,275,542              3.58%            8.863%        353             69.25%
CC                                  160          $24,827,013              1.88%            9.986%        354             61.52%
NG                                   71          $11,455,555              0.87%            7.624%        351             80.81%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            7,967         $1,319,193,830          100.00%            7.483%        352             77.72%
-----------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
2nd Lien


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 169
Aggregate Principal Balance ($): 12,228,788
Weighted Average Current Mortgage Rate (%): 10.660
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 336
Weighted Average Stated Remaining Term (months): 331
Weighted Average Combined Original LTV (%): 81.84
% First Liens: 0.00
% Owner Occupied: 96.63
% Purchase: 27.43
% Full Documentation: 46.47
Non-Zero Weighted Average FICO Score: 615


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                      11             $719,469              5.88            10.399         175             78.04
Fixed - 20 Year                      20            1,339,677             10.96            10.573         235             71.61
Fixed - 30 Year                     138           10,169,642             83.16            10.690         355             83.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.999%                       8             $602,671              4.93             8.771         316             71.86
9.000% - 9.999%                      34            2,488,618             20.35             9.711         330             75.50
10.000% - 10.999%                    73            5,148,366             42.10            10.549         329             81.60
11.000% - 11.999%                    44            3,208,878             26.24            11.571         331             89.13
12.000% - 12.999%                    10              780,253              6.38            12.133         355             81.33
----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 8.400%
Maximum: 12.250%
Weighted Average: 10.660%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    23           $1,146,261              9.37            10.472         337             72.49
$50,001 - $75,000                    89            5,363,513             43.86            10.631         321             83.76
$75,001 - $100,000                   37            3,320,823             27.16            10.753         333             80.81
$100,001 - $125,000                  15            1,707,165             13.96            10.801         347             83.21
$125,001 - $150,000                   5              691,025              5.65            10.402         354             83.98
----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,414
Maximum: $149,824
Average: $72,360


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
180                                  11             $719,469              5.88            10.399         175             78.04
240                                  20            1,339,677             10.96            10.573         235             71.61
360                                 138           10,169,642             83.16            10.690         355             83.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 336


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                            11             $719,469              5.88            10.399         175             78.04
181 - 240                            20            1,339,677             10.96            10.573         235             71.61
301 - 360                           138           10,169,642             83.16            10.690         355             83.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 173
Maximum: 356
Weighted Average: 331


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                       1              $49,615              0.41             8.900         235             29.88
40.01% - 45.00%                       2              106,588              0.87            10.068         235             42.30
45.01% - 50.00%                       1               54,918              0.45            10.840         356             46.36
50.01% - 55.00%                       2              149,407              1.22             9.533         315             53.44
55.01% - 60.00%                       3              195,505              1.60             9.584         249             57.77
60.01% - 65.00%                      10              766,923              6.27            10.289         337             63.00
65.01% - 70.00%                      17            1,233,352             10.09            10.667         333             68.31
70.01% - 75.00%                      23            1,535,054             12.55            10.456         312             72.65
75.01% - 80.00%                      27            2,109,712             17.25            10.477         323             78.40
80.01% - 85.00%                      26            1,951,612             15.96            10.954         338             83.38
85.01% - 90.00%                       5              414,603              3.39            10.888         355             89.60
90.01% - 95.00%                       7              462,977              3.79            11.133         356             94.49
95.01% - 100.00%                     45            3,198,523             26.16            10.850         343             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 29.88%
Maximum: 100.00%
Weighted Average: 81.84%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins (%)                        Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Minimum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 0


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                           75           $5,918,796             48.40            10.707         332             81.51
New York                             30            2,024,495             16.56            10.279         301             76.30
Massachusetts                        15            1,049,670              8.58            10.904         348             86.55
Florida                               6              444,756              3.64            10.764         329             82.76
Connecticut                           6              409,347              3.35            10.580         355             76.00
Maryland                              6              389,205              3.18            11.160         355             90.62
New Jersey                            4              282,384              2.31             9.917         329             93.10
Virginia                              4              244,693              2.00            10.553         355             88.39
Rhode Island                          4              241,621              1.98             9.814         355             77.67
Pennsylvania                          4              216,025              1.77            11.105         355             91.32
Illinois                              3              209,789              1.72            10.461         304             76.95
Other                                12              798,007              6.53            11.182         347             84.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 18


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                             164          $11,816,961             96.63            10.659         330             82.15
Investment                            4              302,029              2.47            10.591         354             70.58
Second Home                           1              109,798              0.90            10.950         355             78.95
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             129           $9,383,319             76.73            10.609         329             80.57
Planned Unit Development             16            1,016,507              8.31            11.171         355             87.12
2-4 Family                           13            1,007,707              8.24            10.353         338             84.20
Condo                                11              821,255              6.72            10.988         318             86.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 117           $8,503,266             69.53            10.596         323             75.23
Purchase                             48            3,354,285             27.43            10.868         349             99.36
Refinance - Rate Term                 4              371,237              3.04            10.250         355             74.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                 83           $6,495,823             53.12            10.702         335             80.41
Full Documentation                   85            5,683,070             46.47            10.615         326             83.60
Lite Documentation                    1               49,896              0.41            10.350         355             66.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                   61           $4,186,914             34.24            10.649         322             82.52
12                                   11              854,393              6.99            10.681         355             78.18
24                                   25            1,761,326             14.40            11.006         338             97.75
36                                   72            5,426,155             44.37            10.553         333             76.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 31


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                            169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
501 - 520                             4             $262,158              2.14            11.064         307             65.15
521 - 540                             5              410,573              3.36            11.304         329             74.71
541 - 560                            14              940,408              7.69            10.792         328             70.47
561 - 580                            18            1,185,866              9.70            10.692         316             71.35
581 - 600                            17            1,289,429             10.54            10.874         326             77.62
601 - 620                            42            2,923,511             23.91            10.797         330             83.04
621 - 640                            25            1,708,353             13.97            10.696         333             86.00
641 - 660                            20            1,730,642             14.15            10.552         339             89.51
661 - 680                            13              807,765              6.61            10.077         355             86.09
681 - 700                             6              627,115              5.13            10.278         336             88.83
701 - 720                             3              228,220              1.87             9.521         355             96.46
721 - 740                             2              114,748              0.94             9.712         262             88.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              169          $12,228,788            100.00            10.660         331             81.84
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 501
Maximum: 731
Non-Zero Weighted Average: 615

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Manufactured Housing


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 101
Aggregate Principal Balance ($): 11,057,733
Weighted Average Current Mortgage Rate (%): 7.856
Non-Zero Weighted Average Margin (%): 5.074
Non-Zero Weighted Average Maximum Rate (%): 13.568
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 352
Weighted Average Stated Remaining Term (months): 347
Weighted Average Combined Original LTV (%): 79.38
% First Liens: 100.00
% Owner Occupied: 97.84
% Purchase: 23.57
% Full Documentation: 97.44
Non-Zero Weighted Average FICO Score: 641


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       3             $246,954              2.23             8.453         175             75.82
Fixed - 20 Year                       5              324,247              2.93             8.542         235             80.68
Fixed - 30 Year                      48            4,713,694             42.63             8.130         354             77.21
ARM - 2 Year/6 Month LIBOR           43            5,311,960             48.04             7.597         354             80.90
ARM - 2 Year/6 Month LIBOR/
5 Year Interest Only                  1              343,271              3.10             6.900         354             85.00
ARM - 3 Year/6 Month LIBOR            1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
6.000% - 6.999%                      16           $2,876,531             26.01             6.728         352             79.20
7.000% - 7.999%                      36            3,823,672             34.58             7.574         352             78.40
8.000% - 8.999%                      33            3,143,774             28.43             8.463         337             81.37
9.000% - 9.999%                      12              930,025              8.41             9.554         338             77.75
10.000% - 10.999%                     3              195,499              1.77            10.410         355             83.43
11.000% - 11.999%                     1               88,232              0.80            11.650         354             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 6.200%
Maximum: 11.650%
Weighted Average: 7.856%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     1              $49,607              0.45             6.950         236             78.13
$50,001 - $75,000                    30            1,878,834             16.99             8.657         336             78.09
$75,001 - $100,000                   24            2,033,630             18.39             8.128         343             77.06
$100,001 - $125,000                  19            2,074,798             18.76             8.065         345             83.08
$125,001 - $150,000                  11            1,510,010             13.66             8.026         354             76.09
$150,001 - $175,000                   3              491,471              4.44             7.718         354             78.28
$175,001 - $200,000                   5              959,564              8.68             7.316         354             81.57
$200,001 - $225,000                   2              412,679              3.73             6.875         354             85.00
$225,001 - $250,000                   3              709,018              6.41             6.497         355             74.94
$275,001 - $300,000                   2              594,852              5.38             7.146         354             82.49
$325,001 - $350,000                   1              343,271              3.10             6.900         354             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,607
Maximum: $343,271
Average: $109,483


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
180                                   3             $246,954              2.23             8.453         175             75.82
240                                   5              324,247              2.93             8.542         235             80.68
360                                  93           10,486,532             94.83             7.820         354             79.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 352


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                             3             $246,954              2.23             8.453         175             75.82
181 - 240                             5              324,247              2.93             8.542         235             80.68
301 - 360                            93           10,486,532             94.83             7.820         354             79.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 174
Maximum: 356
Weighted Average: 347


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
35.01% - 40.00%                       1              $69,756              0.63             9.550         353             35.90
45.01% - 50.00%                       2              207,211              1.87             7.806         355             47.37
50.01% - 55.00%                       1               71,593              0.65             6.350         354             51.43
55.01% - 60.00%                       1               59,766              0.54             8.250         354             60.00
60.01% - 65.00%                       7              855,059              7.73             7.789         334             64.63
65.01% - 70.00%                       5              560,539              5.07             7.415         354             68.62
70.01% - 75.00%                      11              963,744              8.72             7.895         339             73.47
75.01% - 80.00%                      17            1,931,189             17.46             7.698         351             79.67
80.01% - 85.00%                      54            6,082,105             55.00             7.963         347             84.84
85.01% - 90.00%                       1              190,669              1.72             6.990         354             90.00
95.01% - 100.00%                      1               66,102              0.60             8.750         355             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 35.90%
Maximum: 100.00%
Weighted Average: 79.38%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
3.501% - 4.000%                       2              310,940              2.81             6.273         355             61.88
4.001% - 4.500%                       5            1,076,203              9.73             7.038         354             82.11
4.501% - 5.000%                      12            1,559,741             14.11             7.202         355             79.59
5.001% - 5.500%                      13            1,427,445             12.91             7.619         354             83.49
5.501% - 6.000%                       5              686,424              6.21             8.233         354             84.90
6.001% - 6.500%                       5              449,224              4.06             8.433         354             84.11
6.501% - 7.000%                       1               61,590              0.56             9.700         354             83.50
7.001% - 7.500%                       1              139,790              1.26             9.850         353             85.00
7.501% - 8.000%                       1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750%
Maximum: 7.600%
Non-Zero Weighted Average: 5.074%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
6.001% - 6.500%                       4              748,488              6.77             6.366         354             73.36
6.501% - 7.000%                       4            1,052,213              9.52             6.916         354             85.00
7.001% - 7.500%                       8            1,092,199              9.88             7.300         354             78.19
7.501% - 8.000%                      16            1,491,051             13.48             7.779         355             81.77
8.001% - 8.500%                       6              824,891              7.46             8.239         354             85.00
8.501% - 9.000%                       2              180,409              1.63             8.699         354             82.79
9.001% - 9.500%                       2              120,726              1.09             9.070         354             85.00
9.501% - 10.000%                      2              201,380              1.82             9.804         353             84.54
10.001% - 10.500%                     1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 6.250%
Maximum: 10.400%
Non-Zero Weighted Average: 7.568%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
12.001% - 12.500%                     4              748,488              6.77             6.366         354             73.36
12.501% - 13.000%                     4            1,052,213              9.52             6.916         354             85.00
13.001% - 13.500%                     8            1,092,199              9.88             7.300         354             78.19
13.501% - 14.000%                    16            1,491,051             13.48             7.779         355             81.77
14.001% - 14.500%                     6              824,891              7.46             8.239         354             85.00
14.501% - 15.000%                     2              180,409              1.63             8.699         354             82.79
15.001% - 15.500%                     2              120,726              1.09             9.070         354             85.00
15.501% - 16.000%                     2              201,380              1.82             9.804         353             84.54
16.001% - 16.500%                     1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12.250%
Maximum: 16.400%
Non-Zero Weighted Average: 13.568%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
3.00%                                45            5,772,838             52.21             7.568         354             81.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
1.00%                                45            5,772,838             52.21             7.568         354             81.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
Aug-06                                1              139,790              1.26             9.850         353             85.00
Sep-06                               25            3,484,181             31.51             7.434         354             82.70
Oct-06                               17            1,969,781             17.81             7.516         355             78.18
Nov-06                                1               61,479              0.56            10.400         356             80.00
Aug-07                                1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-09-18


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                           22           $3,872,878             35.02             7.193         354             77.88
Washington                            9              969,583              8.77             8.449         354             77.09
Florida                              11              770,999              6.97             8.063         329             80.73
Michigan                              7              722,920              6.54             7.782         355             75.43
Nevada                                6              687,066              6.21             7.679         354             81.99
Virginia                              6              514,744              4.66             8.111         327             79.86
North Carolina                        8              513,722              4.65             8.806         355             82.58
Arizona                               4              499,644              4.52             8.589         354             81.54
Colorado                              2              341,174              3.09             7.587         354             79.99
Pennsylvania                          3              283,736              2.57             8.377         355             81.88
Georgia                               3              274,258              2.48             8.636         355             83.43
Other                                20            1,607,009             14.53             8.323         324             81.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 24


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                             100          $10,818,386             97.84             7.891         347             79.70
Second Home                           1              239,347              2.16             6.250         355             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  55           $6,502,991             58.81             7.567         345             78.54
Purchase                             27            2,606,743             23.57             8.176         354             80.48
Refinance - Rate Term                19            1,947,999             17.62             8.391         342             80.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   99          $10,775,162             97.44             7.818         347             79.47
Lite Documentation                    2              282,571              2.56             9.307         354             75.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                   14           $1,003,066              9.07             8.318         349             81.70
24                                   39            5,254,524             47.52             7.532         354             81.07
36                                   48            4,800,143             43.41             8.113         338             77.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 24
Maximum: 36
Non-Zero Weighted Average: 30


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                             3             $432,888              3.91             7.253         321             80.11
581 - 600                            15            1,440,468             13.03             8.498         354             79.30
601 - 620                            26            2,356,777             21.31             8.442         343             79.14
621 - 640                            22            2,538,489             22.96             7.626         347             78.04
641 - 660                            12            1,503,051             13.59             7.766         354             82.96
661 - 680                             6              748,388              6.77             7.084         342             79.76
681 - 700                             6              772,392              6.99             7.242         347             82.07
701 - 720                             5              453,419              4.10             8.008         340             77.27
721 - 740                             3              396,245              3.58             7.436         354             77.02
761 - 780                             2              298,009              2.70             7.113         354             70.15
781 - 800                             1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 574
Maximum: 793
Non-Zero Weighted Average: 641

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Non-Owner Occupied


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 529
Aggregate Principal Balance ($): 82,236,973
Weighted Average Current Mortgage Rate (%): 7.873
Non-Zero Weighted Average Margin (%): 5.530
Non-Zero Weighted Average Maximum Rate (%): 13.880
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 79.23
% First Liens: 99.50
% Owner Occupied: 0.00
% Purchase: 40.08
% Full Documentation: 49.33
Non-Zero Weighted Average FICO Score: 652


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       1              $67,239              0.08             9.500         115             32.09
Fixed - 15 Year                       8              654,739              0.80             8.274         175             72.11
Fixed - 30 Year                     136           20,187,224             24.55             7.944         355             77.54
ARM - 2 Year/6 Month LIBOR          356           56,199,690             68.34             7.891         355             79.62
ARM - 2 Year/6 Month LIBOR/
5 Year Interest Only                  2            1,146,500              1.39             6.205         355             75.10
ARM - 3 Year/6 Month LIBOR           26            3,981,581              4.84             7.648         355             85.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      10           $2,253,744              2.74             5.901         355             73.48
6.000% - 6.999%                      82           18,041,430             21.94             6.693         353             76.94
7.000% - 7.999%                     170           29,725,363             36.15             7.555         355             80.96
8.000% - 8.999%                     154           20,845,079             25.35             8.489         353             79.97
9.000% - 9.999%                      79            8,483,566             10.32             9.522         351             79.20
10.000% - 10.999%                    26            2,192,323              2.67            10.474         350             75.32
11.000% - 11.999%                     7              612,577              0.74            11.638         355             76.35
12.000% - 12.999%                     1               82,890              0.10            12.500         355             53.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.650%
Maximum: 12.500%
Weighted Average: 7.873%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    11             $547,888              0.67             9.264         339             72.36
$50,001 - $75,000                   123            7,585,428              9.22             8.799         348             79.18
$75,001 - $100,000                   87            7,528,936              9.16             8.646         351             78.64
$100,001 - $125,000                  61            6,807,497              8.28             8.314         355             81.22
$125,001 - $150,000                  57            7,893,773              9.60             7.651         355             80.92
$150,001 - $175,000                  34            5,478,173              6.66             7.943         355             78.07
$175,001 - $200,000                  19            3,534,732              4.30             7.679         346             82.16
$200,001 - $225,000                  36            7,701,681              9.37             7.384         355             80.38
$225,001 - $250,000                  15            3,545,313              4.31             7.663         355             76.00
$250,001 - $275,000                  20            5,231,547              6.36             7.673         355             81.02
$275,001 - $300,000                  12            3,482,141              4.23             7.909         355             80.17
$300,001 - $325,000                  11            3,422,148              4.16             7.860         355             77.10
$325,001 - $350,000                   4            1,358,944              1.65             7.078         355             66.13
$350,001 - $375,000                   7            2,531,796              3.08             7.538         355             78.17
$375,001 - $400,000                   5            1,961,593              2.39             8.003         355             79.34
$400,001 - $425,000                   7            2,940,654              3.58             7.344         355             78.29
$425,001 - $450,000                   6            2,635,954              3.21             7.640         356             80.21
$450,001 - $475,000                   1              465,740              0.57             7.490         355             82.02
$475,001 - $500,000                   3            1,470,115              1.79             7.544         356             81.80
$500,001 - $750,000                   9            5,258,921              6.39             7.320         355             78.88
$750,001 - $1,000,000                 1              854,000              1.04             5.950         355             70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,509
Maximum: $854,000
Average: $155,457


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                   1              $67,239              0.08             9.500         115             32.09
180                                   8              654,739              0.80             8.274         175             72.11
360                                 520           81,514,995             99.12             7.869         355             79.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              1              $67,239              0.08             9.500         115             32.09
121 - 180                             8              654,739              0.80             8.274         175             72.11
301 - 360                           520           81,514,995             99.12             7.869         355             79.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 115
Maximum: 357
Weighted Average: 353


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                       4             $240,080              0.29             7.497         356             18.65
20.01% - 25.00%                       1               69,794              0.08             7.600         356             23.73
25.01% - 30.00%                       2              161,372              0.20             7.355         355             28.00
30.01% - 35.00%                       2              146,785              0.18             8.687         245             32.76
35.01% - 40.00%                       3              431,639              0.52             8.743         355             39.19
40.01% - 45.00%                       6            1,236,395              1.50             7.709         355             42.89
45.01% - 50.00%                       6            1,126,095              1.37             7.514         355             47.88
50.01% - 55.00%                       8            1,352,200              1.64             8.271         348             53.07
55.01% - 60.00%                      12            1,601,599              1.95             8.211         350             58.25
60.01% - 65.00%                      25            4,158,436              5.06             7.811         347             63.88
65.01% - 70.00%                      40            7,093,520              8.63             7.582         355             69.09
70.01% - 75.00%                      50            7,592,932              9.23             8.286         355             74.33
75.01% - 80.00%                     119           19,915,216             24.22             7.630         353             79.14
80.01% - 85.00%                      70            9,638,521             11.72             8.004         354             84.59
85.01% - 90.00%                     137           21,809,935             26.52             7.925         354             89.97
90.01% - 95.00%                      41            5,358,652              6.52             8.001         355             94.68
95.01% - 100.00%                      3              303,802              0.37             8.558         355             99.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 17.14%
Maximum: 100.00%
Weighted Average: 79.23%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins (%)                        Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
1.000% - 3.500%                       1              207,227              0.25             6.400         356             80.00
3.501% - 4.000%                      10            2,214,954              2.69             6.151         355             70.44
4.001% - 4.500%                      24            4,139,499              5.03             6.800         355             75.14
4.501% - 5.000%                      56           10,391,179             12.64             7.014         355             80.42
5.001% - 5.500%                      88           15,485,471             18.83             7.553         355             80.27
5.501% - 6.000%                      83           12,604,417             15.33             7.913         355             82.03
6.001% - 6.500%                      59            8,126,647              9.88             8.779         355             82.66
6.501% - 7.000%                      38            5,078,811              6.18             9.127         355             79.84
7.001% - 7.500%                      13            1,789,149              2.18             9.697         355             73.60
7.501% - 8.000%                       9            1,038,078              1.26            10.192         356             75.39
8.001% - 8.500%                       2              181,193              0.22            10.921         355             66.82
8.501% - 9.000%                       1               71,146              0.09            10.950         356             75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.500%
Maximum: 8.600%
Non-Zero Weighted Average: 5.530%


9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Minimum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
5.501% - 6.000%                      10            2,227,883              2.71             5.903         355             73.72
6.001% - 6.500%                      18            3,685,826              4.48             6.377         355             77.21
6.501% - 7.000%                      45            9,977,133             12.13             6.854         355             78.88
7.001% - 7.500%                      60           12,201,062             14.84             7.379         355             80.44
7.501% - 8.000%                      65            9,921,661             12.06             7.807         355             82.62
8.001% - 8.500%                      61            9,089,975             11.05             8.305         355             79.90
8.501% - 9.000%                      52            6,503,717              7.91             8.821         355             82.63
9.001% - 9.500%                      28            3,389,815              4.12             9.331         355             80.88
9.501% - 10.000%                     25            2,523,608              3.07             9.814         355             76.59
10.001% - 10.500%                    11            1,035,974              1.26            10.303         355             73.15
10.501% - 11.000%                     5              431,564              0.52            10.712         355             74.82
11.501% - 12.000%                     4              339,552              0.41            11.726         355             72.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.650%
Maximum: 11.800%
Non-Zero Weighted Average: 7.844%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
11.501% - 12.000%                    10            2,227,883              2.71             5.903         355             73.72
12.001% - 12.500%                    16            3,230,157              3.93             6.360         355             76.81
12.501% - 13.000%                    43            8,997,492             10.94             6.844         355             79.33
13.001% - 13.500%                    60           12,149,037             14.77             7.341         355             80.23
13.501% - 14.000%                    67           10,901,301             13.26             7.730         355             81.92
14.001% - 14.500%                    63            9,597,669             11.67             8.262         355             80.17
14.501% - 15.000%                    52            6,503,717              7.91             8.821         355             82.63
15.001% - 15.500%                    27            3,125,613              3.80             9.317         355             81.91
15.501% - 16.000%                    25            2,523,608              3.07             9.814         355             76.59
16.001% - 16.500%                    12            1,300,177              1.58            10.140         355             72.23
16.501% - 17.000%                     5              431,564              0.52            10.712         355             74.82
17.501% - 18.000%                     4              339,552              0.41            11.726         355             72.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.650%
Maximum: 17.800%
Non-Zero Weighted Average: 13.880%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
2.000%                                4            1,302,729              1.58             7.008         353             76.84
3.000%                              380           60,025,042             72.99             7.862         355             79.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.979%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
1.000%                              379           60,227,006             73.24             7.843         355             79.90
1.500%                                3              738,418              0.90             7.188         354             83.44
2.000%                                2              362,347              0.44             9.297         354             74.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.012%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
August 2006                           4            1,052,040              1.28             7.086         353             81.38
September 2006                       48            8,692,361             10.57             7.675         354             80.26
October 2006                        223           35,986,779             43.76             7.847         355             79.13
November 2006                        82           11,306,682             13.75             8.049         356             80.47
December 2006                         1              308,328              0.37             9.900         357             65.00
September 2007                        5              675,063              0.82             8.481         354             92.39
October 2007                         15            2,448,650              2.98             7.478         355             84.65
November 2007                         6              857,868              1.04             7.479         356             82.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-10-26


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                           53          $12,412,517             15.09             7.337         351             77.77
New York                             55           12,316,699             14.98             7.731         355             75.16
Massachusetts                        23            6,463,393              7.86             7.742         355             73.82
Florida                              45            6,174,412              7.51             7.747         355             84.29
New Jersey                           29            5,355,306              6.51             7.807         352             78.04
Rhode Island                         20            4,874,873              5.93             7.355         355             77.98
Texas                                40            3,308,209              4.02             8.975         341             81.60
Connecticut                          18            3,173,881              3.86             7.911         355             81.89
Michigan                             24            2,446,013              2.97             8.167         355             77.56
Georgia                              22            2,248,992              2.73             8.905         355             82.53
North Carolina                       21            2,157,550              2.62             8.488         355             84.32
Other                               179           21,305,128             25.91             8.099         355             81.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 42


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Investment                          448          $66,186,664             80.48             8.063         354             79.86
Second Home                          81           16,050,309             19.52             7.093         353             76.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             309          $40,245,991             48.94             7.959         353             79.30
2-4 Family                          165           33,140,452             40.30             7.867         355             78.74
Condo                                35            4,826,462              5.87             7.871         351             79.72
Planned Unit Development             19            3,784,721              4.60             7.123         355             83.07
Manufactured Housing                  1              239,347              0.29             6.250         355             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 297          $45,902,472             55.82             7.947         353             75.24
Purchase                            210           32,957,074             40.08             7.763         354             85.73
Refinance - Rate Term                22            3,377,426              4.11             7.950         355             70.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                259          $40,850,671             49.67             7.958         353             78.18
Full Documentation                  265           40,565,774             49.33             7.790         354             80.45
No Documentation                      2              514,688              0.63             7.367         354             61.46
Lite Documentation                    3              305,840              0.37             8.433         355             87.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                  138          $22,297,922             27.11             8.106         354             79.68
12                                   45           10,345,989             12.58             7.573         354             74.83
24                                  234           35,019,543             42.58             7.768         355             79.71
30                                    2              331,416              0.40             7.902         356             89.21
36                                  110           14,242,102             17.32             7.985         347             80.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            524          $81,825,146             99.50             7.859         353             79.26
2nd Lien                              5              411,827              0.50            10.686         354             72.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                   1              $87,684              0.11             9.400         354             40.00
500 - 500                             1              144,547              0.18             8.990         355             65.00
501 - 520                            12            1,715,302              2.09             9.971         356             64.12
521 - 540                            20            3,175,326              3.86             8.923         347             67.37
541 - 560                            29            3,124,854              3.80             8.718         352             68.34
561 - 580                            32            3,563,511              4.33             8.302         355             71.10
581 - 600                            38            7,350,004              8.94             7.949         355             73.92
601 - 620                            55            8,100,800              9.85             8.118         355             78.75
621 - 640                            55            8,102,689              9.85             7.794         353             80.11
641 - 660                            52            7,563,951              9.20             7.718         355             79.47
661 - 680                            63           10,345,832             12.58             7.553         349             83.34
681 - 700                            56            7,763,467              9.44             7.819         354             82.85
701 - 720                            52            8,984,133             10.92             7.501         355             81.42
721 - 740                            28            4,777,940              5.81             7.654         355             86.56
741 - 760                            17            2,708,291              3.29             7.490         351             83.28
761 - 780                            11            3,284,800              3.99             7.073         355             84.16
781 - 800                             6            1,293,113              1.57             7.583         355             90.18
801 >=                                1              150,729              0.18             8.400         354             75.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 801
Non-Zero Weighted Average: 652

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Silent Seconds


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 1,143
Aggregate Principal Balance ($): 169,245,216
Weighted Average Current Mortgage Rate (%): 6.835
Non-Zero Weighted Average Margin (%): 4.672
Non-Zero Weighted Average Maximum Rate (%): 12.762
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 79.35
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 85.78
% Full Documentation: 67.64
Non-Zero Weighted Average FICO Score: 651


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       1              $69,651              0.04            10.200         175             36.91
Fixed - 20 Year                       3              294,992              0.17             7.563         235             81.84
Fixed - 30 Year                     187           24,048,966             14.21             7.353         355             79.03
ARM - 2 Year/6 Month LIBOR          810          114,731,259             67.79             6.884         355             79.26
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               89           22,522,562             13.31             6.086         355             79.99
ARM - 3 Year/6 Month LIBOR           42            5,354,958              3.16             6.727         355             79.98
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                8            1,802,232              1.06             5.989         355             80.00
ARM - 6 Month LIBOR                   1               81,298              0.05             7.990         356             80.00
Fixed - 30 Year/5 Year
  Interest Only                       2              339,298              0.20             7.950         355             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                       5             $803,166              0.47             4.937         355             80.00
5.000% - 5.999%                     139           33,013,113             19.51             5.715         355             79.56
6.000% - 6.999%                     432           70,959,322             41.93             6.554         355             79.25
7.000% - 7.999%                     397           47,937,215             28.32             7.458         355             79.65
8.000% - 8.999%                     144           14,224,883              8.40             8.384         354             78.68
9.000% - 9.999%                      22            1,868,175              1.10             9.464         355             77.66
10.000% - 10.999%                     3              361,068              0.21            10.430         319             71.56
11.000% - 11.999%                     1               78,275              0.05            11.600         355             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.390%
Maximum: 11.600%
Weighted Average: 6.835%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     1              $49,666              0.03             8.600         356             89.45
$50,001 - $75,000                   181           11,947,506              7.06             7.779         353             79.21
$75,001 - $100,000                  210           18,618,046             11.00             7.417         355             79.50
$100,001 - $125,000                 214           23,968,120             14.16             7.183         355             79.80
$125,001 - $150,000                 149           20,189,608             11.93             6.894         354             79.61
$150,001 - $175,000                  82           13,263,879              7.84             6.705         355             79.30
$175,001 - $200,000                  83           15,536,215              9.18             6.599         355             80.00
$200,001 - $225,000                  59           12,636,425              7.47             6.814         355             79.63
$225,001 - $250,000                  32            7,493,395              4.43             6.307         355             80.16
$250,001 - $275,000                  30            7,869,812              4.65             6.423         355             79.38
$275,001 - $300,000                  25            7,150,284              4.22             6.206         355             78.27
$300,001 - $325,000                  27            8,491,260              5.02             6.282         355             79.71
$325,001 - $350,000                   8            2,732,297              1.61             6.851         355             80.00
$350,001 - $375,000                  12            4,259,240              2.52             6.383         355             80.00
$375,001 - $400,000                  11            4,310,578              2.55             6.085         355             80.00
$400,001 - $425,000                   1              420,000              0.25             5.740         355             80.00
$425,001 - $450,000                   3            1,320,000              0.78             6.274         356             80.00
$450,001 - $475,000                   6            2,781,608              1.64             5.795         355             79.93
$475,001 - $500,000                   2              953,398              0.56             6.274         355             80.00
$500,001 - $750,000                   4            2,076,936              1.23             6.527         355             80.00
$750,001 - $1,000,000                 1              873,063              0.52             8.990         356             66.54
$1,000,001 >=                         2            2,303,881              1.36             6.318         353             64.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,666
Maximum: $1,191,818
Average: $148,071


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
180                                   1              $69,651              0.04            10.200         175             36.91
240                                   3              294,992              0.17             7.563         235             81.84
360                               1,139          168,880,573             99.78             6.832         355             79.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                             1              $69,651              0.04            10.200         175             36.91
181 - 240                             3              294,992              0.17             7.563         235             81.84
301 - 360                         1,139          168,880,573             99.78             6.832         355             79.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 175
Maximum: 357
Weighted Average: 355


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                       1              $64,638              0.04             6.400         355             22.18
25.01% - 30.00%                       1               75,780              0.04             8.350         356             29.23
35.01% - 40.00%                       2              348,678              0.21             7.439         320             35.92
50.01% - 55.00%                       3              367,723              0.22             7.713         355             54.12
55.01% - 60.00%                       4            1,546,312              0.91             6.741         353             59.31
60.01% - 65.00%                       1              220,603              0.13             9.990         356             62.25
65.01% - 70.00%                       8            2,965,375              1.75             7.317         355             68.24
70.01% - 75.00%                      11            1,127,302              0.67             7.278         356             73.80
75.01% - 80.00%                   1,101          161,186,182             95.24             6.811         355             79.96
80.01% - 85.00%                       9            1,237,113              0.73             7.341         343             83.58
85.01% - 90.00%                       1               49,666              0.03             8.600         356             89.45
90.01% - 95.00%                       1               55,844              0.03             8.990         355             91.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 22.18%
Maximum: 91.80%
Weighted Average: 79.35%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins (%)                        Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
1.000% - 3.500%                      19            4,268,811              2.52             5.540         355             79.99
3.501% - 4.000%                      82           18,334,299             10.83             5.713         355             79.99
4.001% - 4.500%                     243           42,619,144             25.18             6.378         355             79.52
4.501% - 5.000%                     278           38,589,270             22.80             6.888         355             79.51
5.001% - 5.500%                     226           29,056,373             17.17             7.404         355             78.92
5.501% - 6.000%                      70            7,498,218              4.43             7.692         355             79.90
6.001% - 6.500%                      13            1,693,826              1.00             7.836         354             79.64
6.501% - 7.000%                      11            1,551,580              0.92             8.901         356             71.80
7.001% - 7.500%                       4              382,725              0.23             8.793         355             81.37
7.501% - 8.000%                       2              168,924              0.10             9.959         354             80.00
8.501% - 9.000%                       1              224,350              0.13            10.450         353             79.79
9.001% - 9.500%                       1              104,789              0.06             9.450         356             75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.320%
Maximum: 9.300%
Non-Zero Weighted Average: 4.672%


9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Minimum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
4.001% - 4.500%                       1               70,780              0.04             4.390         354             80.00
4.501% - 5.000%                       5            1,052,306              0.62             4.993         355             80.00
5.001% - 5.500%                      30            7,292,691              4.31             5.342         355             80.00
5.501% - 6.000%                     111           25,882,633             15.29             5.835         355             79.44
6.001% - 6.500%                     154           25,458,050             15.04             6.300         355             79.73
6.501% - 7.000%                     228           36,125,731             21.35             6.771         355             78.80
7.001% - 7.500%                     187           24,583,032             14.53             7.292         355             79.96
7.501% - 8.000%                     132           14,338,311              8.47             7.775         355             79.66
8.001% - 8.500%                      66            5,805,297              3.43             8.249         355             79.51
8.501% - 9.000%                      23            2,844,159              1.68             8.796         355             76.12
9.001% - 9.500%                       7              477,287              0.28             9.309         356             79.44
9.501% - 10.000%                      5              337,681              0.20             9.813         355             80.00
10.001% - 10.500%                     1              224,350              0.13            10.450         353             79.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.390%
Maximum: 10.450%
Non-Zero Weighted Average: 6.742%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
10.001% - 10.500%                     1               70,780              0.04             4.390         354             80.00
10.501% - 11.000%                     5            1,052,306              0.62             4.993         355             80.00
11.001% - 11.500%                    30            7,292,691              4.31             5.342         355             80.00
11.501% - 12.000%                   110           24,770,571             14.64             5.828         355             79.86
12.001% - 12.500%                   152           24,995,379             14.77             6.300         355             79.73
12.501% - 13.000%                   228           36,045,975             21.30             6.752         355             79.15
13.001% - 13.500%                   189           25,045,703             14.80             7.274         355             79.96
13.501% - 14.000%                   133           15,530,129              9.18             7.687         355             78.15
14.001% - 14.500%                    66            5,805,297              3.43             8.249         355             79.51
14.501% - 15.000%                    23            2,844,159              1.68             8.796         355             76.12
15.001% - 15.500%                     7              477,287              0.28             9.309         356             79.44
15.501% - 16.000%                     5              337,681              0.20             9.813         355             80.00
16.001% - 16.500%                     1              224,350              0.13            10.450         353             79.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.390%
Maximum: 16.450%
Non-Zero Weighted Average: 12.762%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
1.00%                                 1               81,298              0.05             7.990         356             80.00
2.00%                                 2            2,303,881              1.36             6.318         353             64.83
3.00%                               947          142,107,130             83.97             6.749         355             79.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.983%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
1.00%                               948          144,029,638             85.10             6.744         355             79.41
1.50%                                 1              202,878              0.12             6.500         354             80.00
2.00%                                 1              259,793              0.15             6.125         353             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.003%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    193          $24,752,907             14.63             7.372         353             78.96
May-05                                1               81,298              0.05             7.990         356             80.00
Jul-06                                1              123,202              0.07             7.200         352             80.00
Aug-06                                8            3,611,003              2.13             6.732         353             70.14
Sep-06                              118           17,963,338             10.61             6.882         354             79.76
Oct-06                              529           81,648,884             48.24             6.649         355             79.79
Nov-06                              241           33,794,644             19.97             6.930         356             79.18
Dec-06                                2              112,749              0.07             8.792         357             82.26
Aug-07                                1               57,413              0.03             9.900         353             80.00
Sep-07                               12            1,983,214              1.17             6.352         354             80.00
Oct-07                               28            4,040,537              2.39             6.397         355             79.97
Nov-07                                9            1,076,027              0.64             7.254         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-10-21


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                          108          $32,109,680             18.97             6.218         355             78.34
Massachusetts                        63           12,651,751              7.48             6.473         355             78.66
New York                             60           12,199,448              7.21             6.464         351             78.66
Florida                              88           11,993,710              7.09             7.022         355             79.93
Texas                                84            8,923,026              5.27             7.415         355             79.94
Virginia                             46            5,501,759              3.25             7.303         355             79.92
Arizona                              38            5,017,971              2.96             6.610         355             80.00
Pennsylvania                         41            4,717,305              2.79             7.019         355             80.03
Colorado                             34            4,643,634              2.74             6.415         355             80.13
Michigan                             37            4,350,948              2.57             7.289         355             80.00
New Jersey                           22            4,302,458              2.54             7.367         355             78.37
Other                               522           62,833,525             37.13             7.103         355             79.75
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 45


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                           1,141         $169,057,098             99.89             6.834         355             79.35
Second Home                           1              105,187              0.06             6.690         355             80.00
Investment                            1               82,931              0.05             8.250         355             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             912         $128,428,657             75.88             6.860         355             79.41
Planned Unit Development            101           16,720,352              9.88             6.767         355             79.20
Condo                                81           12,980,130              7.67             6.739         355             79.99
2-4 Family                           49           11,116,077              6.57             6.756         355             78.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,020         $145,177,690             85.78             6.850         355             79.80
Refinance - Cashout                  98           19,832,788             11.72             6.626         353             76.52
Refinance - Rate Term                25            4,234,738              2.50             7.296         355             77.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  848         $114,482,086             67.64             6.885         355             79.47
Stated Documentation                291           54,200,254             32.02             6.723         355             79.08
Lite Documentation                    4              562,876              0.33             7.358         355             79.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                  200          $29,300,440             17.31             6.967         355             79.32
12                                   55            8,726,200              5.16             6.675         350             77.78
24                                  701          107,721,666             63.65             6.724         355             79.39
30                                    1              219,039              0.13             7.675         354             80.00
36                                  186           23,277,870             13.75             7.236         355             79.77
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                          1,143         $169,245,216            100.00             6.835         355             79.35--
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                   2             $108,516              0.06             9.829         354             80.00
501 - 520                             9              977,295              0.58             8.176         342             68.46
521 - 540                            10            1,784,697              1.05             8.640         356             68.59
541 - 560                             6              745,179              0.44             8.848         355             74.78
561 - 580                            12            1,444,505              0.85             8.121         355             75.47
581 - 600                            17            2,156,393              1.27             7.331         355             80.19
601 - 620                           239           29,452,226             17.40             7.247         355             79.49
621 - 640                           266           36,499,177             21.57             6.942         354             79.90
641 - 660                           215           33,269,511             19.66             6.801         355             79.27
661 - 680                           177           29,861,277             17.64             6.558         355             79.99
681 - 700                            79           14,080,096              8.32             6.330         355             78.24
701 - 720                            47            7,437,583              4.39             6.423         355             79.92
721 - 740                            30            4,835,873              2.86             6.303         355             79.94
741 - 760                            18            3,698,145              2.19             6.283         355             79.97
761 - 780                            13            2,336,598              1.38             6.384         354             80.00
781 - 800                             2              379,134              0.22             6.753         354             79.98
801 >=                                1              179,010              0.11             6.500         354             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,143         $169,245,216            100.00             6.835         355             79.35
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 502
Maximum: 803
Non-Zero Weighted Average: 651

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Manufactured Housing


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 101
Aggregate Principal Balance ($): 11,057,733
Weighted Average Current Mortgage Rate (%): 7.856
Non-Zero Weighted Average Margin (%): 5.074
Non-Zero Weighted Average Maximum Rate (%): 13.568
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 352
Weighted Average Stated Remaining Term (months): 347
Weighted Average Combined Original LTV (%): 79.38
% First Liens: 100.00
% Owner Occupied: 97.84
% Purchase: 23.57
% Full Documentation: 97.44
Non-Zero Weighted Average FICO Score: 641


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       3             $246,954              2.23             8.453         175             75.82
Fixed - 20 Year                       5              324,247              2.93             8.542         235             80.68
Fixed - 30 Year                      48            4,713,694             42.63             8.130         354             77.21
ARM - 2 Year/6 Month LIBOR           43            5,311,960             48.04             7.597         354             80.90
ARM - 2 Year/6 Month LIBOR/
5 Year Interest Only                  1              343,271              3.10             6.900         354             85.00
ARM - 3 Year/6 Month LIBOR            1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
6.000% - 6.999%                      16           $2,876,531             26.01             6.728         352             79.20
7.000% - 7.999%                      36            3,823,672             34.58             7.574         352             78.40
8.000% - 8.999%                      33            3,143,774             28.43             8.463         337             81.37
9.000% - 9.999%                      12              930,025              8.41             9.554         338             77.75
10.000% - 10.999%                     3              195,499              1.77            10.410         355             83.43
11.000% - 11.999%                     1               88,232              0.80            11.650         354             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


Minimum: 6.200%
Maximum: 11.650%
Weighted Average: 7.856%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     1              $49,607              0.45             6.950         236             78.13
$50,001 - $75,000                    30            1,878,834             16.99             8.657         336             78.09
$75,001 - $100,000                   24            2,033,630             18.39             8.128         343             77.06
$100,001 - $125,000                  19            2,074,798             18.76             8.065         345             83.08
$125,001 - $150,000                  11            1,510,010             13.66             8.026         354             76.09
$150,001 - $175,000                   3              491,471              4.44             7.718         354             78.28
$175,001 - $200,000                   5              959,564              8.68             7.316         354             81.57
$200,001 - $225,000                   2              412,679              3.73             6.875         354             85.00
$225,001 - $250,000                   3              709,018              6.41             6.497         355             74.94
$275,001 - $300,000                   2              594,852              5.38             7.146         354             82.49
$325,001 - $350,000                   1              343,271              3.10             6.900         354             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,607
Maximum: $343,271
Average: $109,483


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
180                                   3             $246,954              2.23             8.453         175             75.82
240                                   5              324,247              2.93             8.542         235             80.68
360                                  93           10,486,532             94.83             7.820         354             79.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 352


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                             3             $246,954              2.23             8.453         175             75.82
181 - 240                             5              324,247              2.93             8.542         235             80.68
301 - 360                            93           10,486,532             94.83             7.820         354             79.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 174
Maximum: 356
Weighted Average: 347


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
35.01% - 40.00%                       1              $69,756              0.63             9.550         353             35.90
45.01% - 50.00%                       2              207,211              1.87             7.806         355             47.37
50.01% - 55.00%                       1               71,593              0.65             6.350         354             51.43
55.01% - 60.00%                       1               59,766              0.54             8.250         354             60.00
60.01% - 65.00%                       7              855,059              7.73             7.789         334             64.63
65.01% - 70.00%                       5              560,539              5.07             7.415         354             68.62
70.01% - 75.00%                      11              963,744              8.72             7.895         339             73.47
75.01% - 80.00%                      17            1,931,189             17.46             7.698         351             79.67
80.01% - 85.00%                      54            6,082,105             55.00             7.963         347             84.84
85.01% - 90.00%                       1              190,669              1.72             6.990         354             90.00
95.01% - 100.00%                      1               66,102              0.60             8.750         355             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 35.90%
Maximum: 100.00%
Weighted Average: 79.38%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins (%)                        Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
3.501% - 4.000%                       2              310,940              2.81             6.273         355             61.88
4.001% - 4.500%                       5            1,076,203              9.73             7.038         354             82.11
4.501% - 5.000%                      12            1,559,741             14.11             7.202         355             79.59
5.001% - 5.500%                      13            1,427,445             12.91             7.619         354             83.49
5.501% - 6.000%                       5              686,424              6.21             8.233         354             84.90
6.001% - 6.500%                       5              449,224              4.06             8.433         354             84.11
6.501% - 7.000%                       1               61,590              0.56             9.700         354             83.50
7.001% - 7.500%                       1              139,790              1.26             9.850         353             85.00
7.501% - 8.000%                       1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750%
Maximum: 7.600%
Non-Zero Weighted Average: 5.074%


9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Minimum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
6.001% - 6.500%                       4              748,488              6.77             6.366         354             73.36
6.501% - 7.000%                       4            1,052,213              9.52             6.916         354             85.00
7.001% - 7.500%                       8            1,092,199              9.88             7.300         354             78.19
7.501% - 8.000%                      16            1,491,051             13.48             7.779         355             81.77
8.001% - 8.500%                       6              824,891              7.46             8.239         354             85.00
8.501% - 9.000%                       2              180,409              1.63             8.699         354             82.79
9.001% - 9.500%                       2              120,726              1.09             9.070         354             85.00
9.501% - 10.000%                      2              201,380              1.82             9.804         353             84.54
10.001% - 10.500%                     1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 6.250%
Maximum: 10.400%
Non-Zero Weighted Average: 7.568%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
12.001% - 12.500%                     4              748,488              6.77             6.366         354             73.36
12.501% - 13.000%                     4            1,052,213              9.52             6.916         354             85.00
13.001% - 13.500%                     8            1,092,199              9.88             7.300         354             78.19
13.501% - 14.000%                    16            1,491,051             13.48             7.779         355             81.77
14.001% - 14.500%                     6              824,891              7.46             8.239         354             85.00
14.501% - 15.000%                     2              180,409              1.63             8.699         354             82.79
15.001% - 15.500%                     2              120,726              1.09             9.070         354             85.00
15.501% - 16.000%                     2              201,380              1.82             9.804         353             84.54
16.001% - 16.500%                     1               61,479              0.56            10.400         356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12.250%
Maximum: 16.400%
Non-Zero Weighted Average: 13.568%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
3.00%                                45            5,772,838             52.21             7.568         354             81.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
1.00%                                45            5,772,838             52.21             7.568         354             81.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     56           $5,284,895             47.79             8.170         339             77.36
Aug-06                                1              139,790              1.26             9.850         353             85.00
Sep-06                               25            3,484,181             31.51             7.434         354             82.70
Oct-06                               17            1,969,781             17.81             7.516         355             78.18
Nov-06                                1               61,479              0.56            10.400         356             80.00
Aug-07                                1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-09-18


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                           22           $3,872,878             35.02             7.193         354             77.88
Washington                            9              969,583              8.77             8.449         354             77.09
Florida                              11              770,999              6.97             8.063         329             80.73
Michigan                              7              722,920              6.54             7.782         355             75.43
Nevada                                6              687,066              6.21             7.679         354             81.99
Virginia                              6              514,744              4.66             8.111         327             79.86
North Carolina                        8              513,722              4.65             8.806         355             82.58
Arizona                               4              499,644              4.52             8.589         354             81.54
Colorado                              2              341,174              3.09             7.587         354             79.99
Pennsylvania                          3              283,736              2.57             8.377         355             81.88
Georgia                               3              274,258              2.48             8.636         355             83.43
Other                                20            1,607,009             14.53             8.323         324             81.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 24


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                             100          $10,818,386             97.84             7.891         347             79.70
Second Home                           1              239,347              2.16             6.250         355             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  55           $6,502,991             58.81             7.567         345             78.54
Purchase                             27            2,606,743             23.57             8.176         354             80.48
Refinance - Rate Term                19            1,947,999             17.62             8.391         342             80.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   99          $10,775,162             97.44             7.818         347             79.47
Lite Documentation                    2              282,571              2.56             9.307         354             75.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                   14           $1,003,066              9.07             8.318         349             81.70
24                                   39            5,254,524             47.52             7.532         354             81.07
36                                   48            4,800,143             43.41             8.113         338             77.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 24
Maximum: 36
Non-Zero Weighted Average: 30


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                             3             $432,888              3.91             7.253         321             80.11
581 - 600                            15            1,440,468             13.03             8.498         354             79.30
601 - 620                            26            2,356,777             21.31             8.442         343             79.14
621 - 640                            22            2,538,489             22.96             7.626         347             78.04
641 - 660                            12            1,503,051             13.59             7.766         354             82.96
661 - 680                             6              748,388              6.77             7.084         342             79.76
681 - 700                             6              772,392              6.99             7.242         347             82.07
701 - 720                             5              453,419              4.10             8.008         340             77.27
721 - 740                             3              396,245              3.58             7.436         354             77.02
761 - 780                             2              298,009              2.70             7.113         354             70.15
781 - 800                             1              117,606              1.06             8.200         353             85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              101          $11,057,733            100.00             7.856         347             79.38
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 574
Maximum: 793
Non-Zero Weighted Average: 641

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Non-Owner Occupied


1. Summary Statistics

As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 529
Aggregate Principal Balance ($): 82,236,973
Weighted Average Current Mortgage Rate (%): 7.873
Non-Zero Weighted Average Margin (%): 5.530
Non-Zero Weighted Average Maximum Rate (%): 13.880
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 79.23
% First Liens: 99.50
% Owner Occupied: 0.00
% Purchase: 40.08
% Full Documentation: 49.33
Non-Zero Weighted Average FICO Score: 652


2. Product Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Product                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       1              $67,239              0.08             9.500         115             32.09
Fixed - 15 Year                       8              654,739              0.80             8.274         175             72.11
Fixed - 30 Year                     136           20,187,224             24.55             7.944         355             77.54
ARM - 2 Year/6 Month LIBOR          356           56,199,690             68.34             7.891         355             79.62
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                2            1,146,500              1.39             6.205         355             75.10
ARM - 3 Year/6 Month LIBOR           26            3,981,581              4.84             7.648         355             85.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Gross                            Number of        Aggregate            Aggregate          Gross       Remaining        Average
Interest                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      10           $2,253,744              2.74             5.901         355             73.48
6.000% - 6.999%                      82           18,041,430             21.94             6.693         353             76.94
7.000% - 7.999%                     170           29,725,363             36.15             7.555         355             80.96
8.000% - 8.999%                     154           20,845,079             25.35             8.489         353             79.97
9.000% - 9.999%                      79            8,483,566             10.32             9.522         351             79.20
10.000% - 10.999%                    26            2,192,323              2.67            10.474         350             75.32
11.000% - 11.999%                     7              612,577              0.74            11.638         355             76.35
12.000% - 12.999%                     1               82,890              0.10            12.500         355             53.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.650%
Maximum: 12.500%
Weighted Average: 7.873%


4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage      Weighted       Weighted
Range of                                                              Loan Pool by       Average        Average        Weighted
Cut-off                           Number of        Aggregate            Aggregate         Gross        Remaining        Average
Date Principal                    Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Balances ($)                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    11             $547,888              0.67             9.264         339             72.36
$50,001 - $75,000                   123            7,585,428              9.22             8.799         348             79.18
$75,001 - $100,000                   87            7,528,936              9.16             8.646         351             78.64
$100,001 - $125,000                  61            6,807,497              8.28             8.314         355             81.22
$125,001 - $150,000                  57            7,893,773              9.60             7.651         355             80.92
$150,001 - $175,000                  34            5,478,173              6.66             7.943         355             78.07
$175,001 - $200,000                  19            3,534,732              4.30             7.679         346             82.16
$200,001 - $225,000                  36            7,701,681              9.37             7.384         355             80.38
$225,001 - $250,000                  15            3,545,313              4.31             7.663         355             76.00
$250,001 - $275,000                  20            5,231,547              6.36             7.673         355             81.02
$275,001 - $300,000                  12            3,482,141              4.23             7.909         355             80.17
$300,001 - $325,000                  11            3,422,148              4.16             7.860         355             77.10
$325,001 - $350,000                   4            1,358,944              1.65             7.078         355             66.13
$350,001 - $375,000                   7            2,531,796              3.08             7.538         355             78.17
$375,001 - $400,000                   5            1,961,593              2.39             8.003         355             79.34
$400,001 - $425,000                   7            2,940,654              3.58             7.344         355             78.29
$425,001 - $450,000                   6            2,635,954              3.21             7.640         356             80.21
$450,001 - $475,000                   1              465,740              0.57             7.490         355             82.02
$475,001 - $500,000                   3            1,470,115              1.79             7.544         356             81.80
$500,001 - $750,000                   9            5,258,921              6.39             7.320         355             78.88
$750,001 - $1,000,000                 1              854,000              1.04             5.950         355             70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $49,509
Maximum: $854,000
Average: $155,457


5. Original Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
Original                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                   1              $67,239              0.08             9.500         115             32.09
180                                   8              654,739              0.80             8.274         175             72.11
360                                 520           81,514,995             99.12             7.869         355             79.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Remaining                        Number of        Aggregate            Aggregate          Gross       Remaining        Average
Terms                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
(month)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              1              $67,239              0.08             9.500         115             32.09
121 - 180                             8              654,739              0.80             8.274         175             72.11
301 - 360                           520           81,514,995             99.12             7.869         355             79.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 115
Maximum: 357
Weighted Average: 353


7. Range of Combined Original LTV Ratios (%)

                                                                     % of Mortgage      Weighted      Weighted
Range of                                                             Loan Pool by       Average        Average         Weighted
Combined                         Number of        Aggregate            Aggregate          Gross       Remaining        Average
Original                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
LTV Ratios (%)                     Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                       4             $240,080              0.29             7.497         356             18.65
20.01% - 25.00%                       1               69,794              0.08             7.600         356             23.73
25.01% - 30.00%                       2              161,372              0.20             7.355         355             28.00
30.01% - 35.00%                       2              146,785              0.18             8.687         245             32.76
35.01% - 40.00%                       3              431,639              0.52             8.743         355             39.19
40.01% - 45.00%                       6            1,236,395              1.50             7.709         355             42.89
45.01% - 50.00%                       6            1,126,095              1.37             7.514         355             47.88
50.01% - 55.00%                       8            1,352,200              1.64             8.271         348             53.07
55.01% - 60.00%                      12            1,601,599              1.95             8.211         350             58.25
60.01% - 65.00%                      25            4,158,436              5.06             7.811         347             63.88
65.01% - 70.00%                      40            7,093,520              8.63             7.582         355             69.09
70.01% - 75.00%                      50            7,592,932              9.23             8.286         355             74.33
75.01% - 80.00%                     119           19,915,216             24.22             7.630         353             79.14
80.01% - 85.00%                      70            9,638,521             11.72             8.004         354             84.59
85.01% - 90.00%                     137           21,809,935             26.52             7.925         354             89.97
90.01% - 95.00%                      41            5,358,652              6.52             8.001         355             94.68
95.01% - 100.00%                      3              303,802              0.37             8.558         355             99.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 17.14%
Maximum: 100.00%
Weighted Average: 79.23%


8. Range of Gross Margins (%)

                                                                     % of Mortgage      Weighted      Weighted
Range                                                                Loan Pool by       Average        Average         Weighted
of                               Number of        Aggregate            Aggregate          Gross       Remaining        Average
Gross                             Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Margins (%)                        Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
1.000% - 3.500%                       1              207,227              0.25             6.400         356             80.00
3.501% - 4.000%                      10            2,214,954              2.69             6.151         355             70.44
4.001% - 4.500%                      24            4,139,499              5.03             6.800         355             75.14
4.501% - 5.000%                      56           10,391,179             12.64             7.014         355             80.42
5.001% - 5.500%                      88           15,485,471             18.83             7.553         355             80.27
5.501% - 6.000%                      83           12,604,417             15.33             7.913         355             82.03
6.001% - 6.500%                      59            8,126,647              9.88             8.779         355             82.66
6.501% - 7.000%                      38            5,078,811              6.18             9.127         355             79.84
7.001% - 7.500%                      13            1,789,149              2.18             9.697         355             73.60
7.501% - 8.000%                       9            1,038,078              1.26            10.192         356             75.39
8.001% - 8.500%                       2              181,193              0.22            10.921         355             66.82
8.501% - 9.000%                       1               71,146              0.09            10.950         356             75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.500%
Maximum: 8.600%
Non-Zero Weighted Average: 5.530%


9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Minimum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
5.501% - 6.000%                      10            2,227,883              2.71             5.903         355             73.72
6.001% - 6.500%                      18            3,685,826              4.48             6.377         355             77.21
6.501% - 7.000%                      45            9,977,133             12.13             6.854         355             78.88
7.001% - 7.500%                      60           12,201,062             14.84             7.379         355             80.44
7.501% - 8.000%                      65            9,921,661             12.06             7.807         355             82.62
8.001% - 8.500%                      61            9,089,975             11.05             8.305         355             79.90
8.501% - 9.000%                      52            6,503,717              7.91             8.821         355             82.63
9.001% - 9.500%                      28            3,389,815              4.12             9.331         355             80.88
9.501% - 10.000%                     25            2,523,608              3.07             9.814         355             76.59
10.001% - 10.500%                    11            1,035,974              1.26            10.303         355             73.15
10.501% - 11.000%                     5              431,564              0.52            10.712         355             74.82
11.501% - 12.000%                     4              339,552              0.41            11.726         355             72.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 5.650%
Maximum: 11.800%
Non-Zero Weighted Average: 7.844%


10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage      Weighted      Weighted
of                                                                   Loan Pool by       Average        Average         Weighted
Maximum                          Number of        Aggregate            Aggregate          Gross       Remaining        Average
Mortgage                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Rates (%)                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
11.501% - 12.000%                    10            2,227,883              2.71             5.903         355             73.72
12.001% - 12.500%                    16            3,230,157              3.93             6.360         355             76.81
12.501% - 13.000%                    43            8,997,492             10.94             6.844         355             79.33
13.001% - 13.500%                    60           12,149,037             14.77             7.341         355             80.23
13.501% - 14.000%                    67           10,901,301             13.26             7.730         355             81.92
14.001% - 14.500%                    63            9,597,669             11.67             8.262         355             80.17
14.501% - 15.000%                    52            6,503,717              7.91             8.821         355             82.63
15.001% - 15.500%                    27            3,125,613              3.80             9.317         355             81.91
15.501% - 16.000%                    25            2,523,608              3.07             9.814         355             76.59
16.001% - 16.500%                    12            1,300,177              1.58            10.140         355             72.23
16.501% - 17.000%                     5              431,564              0.52            10.712         355             74.82
17.501% - 18.000%                     4              339,552              0.41            11.726         355             72.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.650%
Maximum: 17.800%
Non-Zero Weighted Average: 13.880%


11. Initial Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Initial Cap (%)                    Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
2.000%                                4            1,302,729              1.58             7.008         353             76.84
3.000%                              380           60,025,042             72.99             7.862         355             79.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.979%


12. Periodic Cap (%)

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Periodic                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Cap (%)                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
1.000%                              379           60,227,006             73.24             7.843         355             79.90
1.500%                                3              738,418              0.90             7.188         354             83.44
2.000%                                2              362,347              0.44             9.297         354             74.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.012%


13. Next Rate Adjustment Date

                                                                     % of Mortgage      Weighted      Weighted
Next                                                                 Loan Pool by       Average        Average         Weighted
Rate                             Number of        Aggregate            Aggregate          Gross       Remaining        Average
Adjustment                        Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Date                               Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    145          $20,909,202             25.43             7.959         349             77.22
August 2006                           4            1,052,040              1.28             7.086         353             81.38
September 2006                       48            8,692,361             10.57             7.675         354             80.26
October 2006                        223           35,986,779             43.76             7.847         355             79.13
November 2006                        82           11,306,682             13.75             8.049         356             80.47
December 2006                         1              308,328              0.37             9.900         357             65.00
September 2007                        5              675,063              0.82             8.481         354             92.39
October 2007                         15            2,448,650              2.98             7.478         355             84.65
November 2007                         6              857,868              1.04             7.479         356             82.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-10-26


14. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Geographical                      Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Distribution                       Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                           53          $12,412,517             15.09             7.337         351             77.77
New York                             55           12,316,699             14.98             7.731         355             75.16
Massachusetts                        23            6,463,393              7.86             7.742         355             73.82
Florida                              45            6,174,412              7.51             7.747         355             84.29
New Jersey                           29            5,355,306              6.51             7.807         352             78.04
Rhode Island                         20            4,874,873              5.93             7.355         355             77.98
Texas                                40            3,308,209              4.02             8.975         341             81.60
Connecticut                          18            3,173,881              3.86             7.911         355             81.89
Michigan                             24            2,446,013              2.97             8.167         355             77.56
Georgia                              22            2,248,992              2.73             8.905         355             82.53
North Carolina                       21            2,157,550              2.62             8.488         355             84.32
Other                               179           21,305,128             25.91             8.099         355             81.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 42


15. Occupancy

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Occupancy                          Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Investment                          448          $66,186,664             80.48             8.063         354             79.86
Second Home                          81           16,050,309             19.52             7.093         353             76.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Property                          Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Types                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             309          $40,245,991             48.94             7.959         353             79.30
2-4 Family                          165           33,140,452             40.30             7.867         355             78.74
Condo                                35            4,826,462              5.87             7.871         351             79.72
Planned Unit Development             19            3,784,721              4.60             7.123         355             83.07
Manufactured Housing                  1              239,347              0.29             6.250         355             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Loan                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Purpose                            Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 297          $45,902,472             55.82             7.947         353             75.24
Purchase                            210           32,957,074             40.08             7.763         354             85.73
Refinance - Rate Term                22            3,377,426              4.11             7.950         355             70.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Documentation                     Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Level                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                259          $40,850,671             49.67             7.958         353             78.18
Full Documentation                  265           40,565,774             49.33             7.790         354             80.45
No Documentation                      2              514,688              0.63             7.367         354             61.46
Lite Documentation                    3              305,840              0.37             8.433         355             87.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                                     % of Mortgage      Weighted      Weighted
Original                                                             Loan Pool by       Average        Average         Weighted
Prepayment                       Number of        Aggregate            Aggregate          Gross       Remaining        Average
Penalty                           Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Term (months)                      Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                  138          $22,297,922             27.11             8.106         354             79.68
12                                   45           10,345,989             12.58             7.573         354             74.83
24                                  234           35,019,543             42.58             7.768         355             79.71
30                                    2              331,416              0.40             7.902         356             89.21
36                                  110           14,242,102             17.32             7.985         347             80.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
Lien                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Position                           Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                            524          $81,825,146             99.50             7.859         353             79.26
2nd Lien                              5              411,827              0.50            10.686         354             72.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by       Average        Average         Weighted
                                 Number of        Aggregate            Aggregate          Gross       Remaining        Average
FICO                              Mortgage       Cut-off Date         Cut-off Date      Interest         Term          Combined
Score                              Loans      Principal Balance    Principal Balance      Rate         (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                   1              $87,684              0.11             9.400         354             40.00
500 - 500                             1              144,547              0.18             8.990         355             65.00
501 - 520                            12            1,715,302              2.09             9.971         356             64.12
521 - 540                            20            3,175,326              3.86             8.923         347             67.37
541 - 560                            29            3,124,854              3.80             8.718         352             68.34
561 - 580                            32            3,563,511              4.33             8.302         355             71.10
581 - 600                            38            7,350,004              8.94             7.949         355             73.92
601 - 620                            55            8,100,800              9.85             8.118         355             78.75
621 - 640                            55            8,102,689              9.85             7.794         353             80.11
641 - 660                            52            7,563,951              9.20             7.718         355             79.47
661 - 680                            63           10,345,832             12.58             7.553         349             83.34
681 - 700                            56            7,763,467              9.44             7.819         354             82.85
701 - 720                            52            8,984,133             10.92             7.501         355             81.42
721 - 740                            28            4,777,940              5.81             7.654         355             86.56
741 - 760                            17            2,708,291              3.29             7.490         351             83.28
761 - 780                            11            3,284,800              3.99             7.073         355             84.16
781 - 800                             6            1,293,113              1.57             7.583         355             90.18
801 >=                                1              150,729              0.18             8.400         354             75.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              529          $82,236,973            100.00             7.873         353             79.23
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 801
Non-Zero Weighted Average: 652

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records


1. Fico Distribution

----------------------------------------------------------------------------------------------------------------------------
                                                % of        Average     Weighted              Weighted   Weighted   Weighted
Fico                                         Outstanding    Current     Average    Percent    Average    Average    Average
Distribution                                   Balance      Balance      Coupon       MI        Fico       DTI       CLTV
----------------------------------------------------------------------------------------------------------------------------
NA                                                  0.39   105,036.20      8.717       0.00          0      34.48     68.87
500.00 - 524.99 & CLTV > 65%                        6.60   157,076.68      8.661       0.00        513      40.79     77.65
525.00 - 549.99 & CLTV > 65%                        7.63   152,091.12      8.446       0.00        537      39.60     78.07
550.00 - 574.99 & CLTV > 65%                        8.44   157,239.48      7.964       0.00        562      39.76     79.62
575.00 - 599.99 & CLTV > 70%                        9.32   160,126.99      7.753       0.00        587      39.07     84.59
600.00 - 624.99 & CLTV > 70%                       13.73   159,810.29      7.368       0.00        612      39.30     83.87
625.00 - 649.99 & CLTV > 70%                       12.08   167,861.25      7.129       0.00        636      39.23     84.07
650.00 - 674.99 & CLTV > 80%                        4.25   186,668.38      7.153       0.00        661      38.60     90.29
675.00 - 699.99 & CLTV > 80%                        2.56   174,713.89      7.373       0.00        686      39.82     91.08
700.00 - 724.99 & CLTV > 80%                        1.76   173,115.76      7.241       0.00        709      38.32     92.30
725.00 - 749.99 & CLTV > 85%                        0.96   189,717.98      7.220       0.00        736      39.08     93.45
750.00 - 774.99 & CLTV > 85%                        0.51   203,929.42      7.338       0.00        761      39.19     92.59
775.00 - 799.99 & CLTV > 85%                        0.28   227,684.80      7.158       0.00        785      40.33     92.46
Greater than 800 and CLTV > 85%                     0.01   104,591.29      8.250       0.00        811      28.13    100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                             68.50   162,318.34      7.685       0.00        601      39.41     83.27
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                               Pct      Pct     Pct     Pct       Pct
Fico                                          Pct      Pct    Owner     Full    Ltd     Std     Interest
Distribution                                  SFD      PUD     Occ      Doc     Doc     Doc       Only
--------------------------------------------------------------------------------------------------------
NA                                            87.99    6.44    98.30    62.65   3.49    33.86       0.00
500.00 - 524.99 & CLTV > 65%                  81.56    7.83    98.61    69.54   0.89    29.57       0.00
525.00 - 549.99 & CLTV > 65%                  84.07    7.61    97.16    68.66   0.32    31.02       0.10
550.00 - 574.99 & CLTV > 65%                  81.75    7.56    97.60    71.26   0.37    28.37       0.96
575.00 - 599.99 & CLTV > 70%                  77.53    8.26    95.28    77.55   0.69    21.77       5.19
600.00 - 624.99 & CLTV > 70%                  73.98    9.46    95.85    70.17   0.18    29.66      11.42
625.00 - 649.99 & CLTV > 70%                  73.50    8.83    93.75    65.43   0.65    33.92      11.08
650.00 - 674.99 & CLTV > 80%                  71.07    7.79    88.51    66.59   0.75    32.43       8.67
675.00 - 699.99 & CLTV > 80%                  65.35    4.83    80.60    45.26   0.44    49.17       4.49
700.00 - 724.99 & CLTV > 80%                  64.10    5.94    73.02    43.68   1.19    51.48       3.10
725.00 - 749.99 & CLTV > 85%                  51.80   10.67    71.28    48.32   1.73    48.03       2.71
750.00 - 774.99 & CLTV > 85%                  46.78    3.73    64.71    38.73   0.00    52.93       2.54
775.00 - 799.99 & CLTV > 85%                  45.80    0.00    70.89    44.69   0.00    55.31       0.00
Greater than 800 and CLTV > 85%              100.00    0.00   100.00   100.00   0.00     0.00       0.00
--------------------------------------------------------------------------------------------------------
Total:                                        75.89    8.14    93.76    67.73   0.55    31.34       5.92
--------------------------------------------------------------------------------------------------------



2. Combined Loan-to-Value Ratio (%)


----------------------------------------------------------------------------------------------------------------------------
Combined                                        % of        Average     Weighted              Weighted   Weighted   Weighted
Loan-to-Value                                Outstanding    Current     Average    Percent    Average    Average    Average
Ratio (%)                                      Balance      Balance      Coupon       MI        Fico       DTI       CLTV
----------------------------------------------------------------------------------------------------------------------------
Less than 60 & DTI > 50%                            1.34   181,980.44      7.366       0.00        588      53.46     49.58
60.00 - 64.99 & DTI > 50%                           0.67   197,108.37      7.160       0.00        584      53.53     62.80
65.00 - 69.99 & DTI > 50%                           1.12   205,429.15      7.892       0.00        573      52.81     67.01
70.00 - 74.99 & DTI > 50%                           0.86   210,597.98      7.567       0.00        583      52.56     71.31
75.00 - 79.99 & DTI > 50%                           1.13   198,052.08      7.706       0.00        568      51.71     75.99
80.00 - 84.99 & DTI > 50%                           1.31   172,211.71      7.766       0.00        589      51.77     80.37
85.00 - 89.99 & DTI > 50%                           0.52   194,787.45      7.184       0.00        615      52.11     85.81
90.00 - 94.99 & DTI > 50%                           1.01   205,963.46      7.628       0.00        614      51.79     90.23
95.00 - 99.99 & DTI > 50%                           0.17   146,918.73      7.915       0.00        607      51.61     95.02
Greater than or Equal to 100 and DTI > 50%          0.04    91,743.20      9.237       0.00        658      52.39    100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                              8.17   190,992.33      7.595       0.00        588      52.43     72.45
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
Combined                                                       Pct      Pct     Pct     Pct       Pct
Loan-to-Value                                 Pct      Pct    Owner     Full    Ltd     Std     Interest
Ratio (%)                                     SFD      PUD     Occ      Doc     Doc     Doc       Only
--------------------------------------------------------------------------------------------------------
Less than 60 & DTI > 50%                      76.44    4.52    96.96    70.51   5.51    23.98       0.00
60.00 - 64.99 & DTI > 50%                     83.95    1.99    94.66    71.47   0.00    28.53      12.33
65.00 - 69.99 & DTI > 50%                     73.05    7.90    96.42    75.05   0.00    24.95       3.78
70.00 - 74.99 & DTI > 50%                     77.88   13.28    85.73    75.61   1.18    23.21       9.93
75.00 - 79.99 & DTI > 50%                     77.30   11.19    93.02    76.45   0.00    23.55       5.80
80.00 - 84.99 & DTI > 50%                     72.86    7.98    91.16    68.74   0.76    30.49      12.29
85.00 - 89.99 & DTI > 50%                     65.81   16.06    96.70    72.06   3.16    24.78      14.46
90.00 - 94.99 & DTI > 50%                     72.45    7.04    91.24    80.40   0.00    19.60       9.37
95.00 - 99.99 & DTI > 50%                     70.95    7.57    97.25   100.00   0.00     0.00       7.75
Greater than or Equal to 100 and DTI > 50%    53.80   22.68   100.00    90.76   0.00     9.24       0.00
--------------------------------------------------------------------------------------------------------
Total:                                        74.89    8.37    93.34    74.32   1.35    24.33       7.59
--------------------------------------------------------------------------------------------------------


3. Back Ratio

----------------------------------------------------------------------------------------------------------------------------
                                                % of        Average     Weighted              Weighted   Weighted   Weighted
Back                                         Outstanding    Current     Average    Percent    Average    Average    Average
Ratio                                          Balance      Balance      Coupon       MI        Fico       DTI       CLTV
----------------------------------------------------------------------------------------------------------------------------
Lesss than 20                                       3.65   133,441.47      7.625       0.00        630      16.26     76.63
20.00 - 24.99 & FICO < 525                          0.34   110,969.77      8.757       0.00        513      22.70     70.63
25.00 - 29.99 & FICO < 550                          1.58   123,361.21      8.725       0.00        524      27.68     70.64
30.00 - 34.99 & FICO < 575                          3.81   141,733.16      8.215       0.00        538      32.63     71.13
35.00 - 39.99 & FICO < 600                          7.44   156,566.17      8.110       0.00        554      37.57     75.41
40.00 - 44.99 & FICO < 625                         13.48   169,407.21      7.814       0.00        572      42.57     77.32
45.00 - 49.99 & FICO < 650                         15.46   180,167.19      7.681       0.00        583      47.41     77.87
50.00 - 54.99 & FICO < 675                          6.68   191,660.40      7.605       0.00        579      51.82     72.85
Greater than or Equal to 55 and FICO < 700          0.98   190,657.99      7.969       0.00        573      56.80     66.67
----------------------------------------------------------------------------------------------------------------------------
Total:                                             53.44   165,378.32      7.842       0.00        573      42.06     75.73
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                               Pct      Pct     Pct     Pct       Pct
Back                                          Pct      Pct    Owner     Full    Ltd     Std     Interest
Ratio                                         SFD      PUD     Occ      Doc     Doc     Doc       Only
--------------------------------------------------------------------------------------------------------
Lesss than 20                                 77.50    5.18    86.32    55.19   0.27    24.73       1.85
20.00 - 24.99 & FICO < 525                    87.10   10.95   100.00    80.22   0.00    19.78       0.00
25.00 - 29.99 & FICO < 550                    87.22    5.28    99.76    62.92   0.38    36.70       0.00
30.00 - 34.99 & FICO < 575                    85.54    4.88    98.28    70.36   0.00    29.64       0.00
35.00 - 39.99 & FICO < 600                    81.92    7.72    95.88    66.66   0.12    33.22       2.30
40.00 - 44.99 & FICO < 625                    79.43    7.54    97.32    66.04   0.50    33.46       4.27
45.00 - 49.99 & FICO < 650                    74.45    7.19    95.70    65.88   0.92    33.21       5.30
50.00 - 54.99 & FICO < 675                    73.07    9.48    94.84    76.26   0.15    23.59       7.52
Greater than or Equal to 55 and FICO < 700    84.19    6.24    94.42    68.14   7.50    24.37       0.00
--------------------------------------------------------------------------------------------------------
Total:                                        78.21    7.29    95.69    66.96   0.59    31.09       4.00
--------------------------------------------------------------------------------------------------------


4. Fico Distribution Limited and Stated Doc

----------------------------------------------------------------------------------------------------------------------------
Fico
Distribution      % of        Average     Weighted             Weighted   Weighted   Weighted                   Pct     Pct
Limited and    Outstanding    Current     Average    Percent   Average    Average    Average     Pct    Pct    Owner    Full
Stated Doc       Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD    PUD     Occ     Doc
----------------------------------------------------------------------------------------------------------------------------
<= 499                0.15   120,140.33      8.525      0.00          0      33.54      69.10   84.53   7.30   100.00   0.00
500 - 524             2.94   178,989.36      8.803      0.00        513      40.55      69.61   78.70   6.68    95.79   0.00
525 - 549             3.35   176,935.36      8.621      0.00        538      40.25      70.77   84.57   5.61    93.90   0.00
550 - 574             3.26   186,715.39      7.949      0.00        563      39.61      71.22   74.70   8.71    96.14   0.00
575 - 599             3.38   186,339.86      7.582      0.00        587      40.08      72.04   77.94   5.78    93.15   0.00
600 - 624             5.82   198,764.39      7.319      0.00        613      39.20      75.31   71.64   8.48    93.15   0.00
625 - 649             5.34   201,849.90      7.130      0.00        637      39.12      77.57   69.51   5.37    91.48   0.00
650 - 674             4.93   200,906.02      6.811      0.00        662      38.05      78.80   72.73   6.52    93.16   0.00
675 - 699             3.03   197,782.80      6.919      0.00        686      39.18      81.03   64.91   8.98    87.54   0.00
700 - 724             1.75   185,748.39      6.916      0.00        710      37.58      82.50   64.66   4.25    78.12   0.00
725 - 749             0.95   209,199.13      6.889      0.00        736      37.40      84.14   59.43   9.81    81.74   0.00
750 - 774             0.65   208,550.01      7.096      0.00        761      38.46      81.70   44.62   4.74    70.72   0.00
775 - 799             0.38   251,108.54      6.878      0.00        782      39.91      85.90   51.49   9.51    71.16   0.00
800 - 824             0.02   164,777.81      7.231      0.00        804      29.02      78.01   54.26   0.00    54.26   0.00
----------------------------------------------------------------------------------------------------------------------------
Total:               35.94   192,755.25      7.477      0.00        620      39.20      75.83   72.24   6.91    91.32   0.00
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Fico
Distribution   Pct     Pct       Pct
Limited and    Ltd     Std     Interest      Pct         Pct        Pct
Stated Doc     Doc     Doc       Only     California   New York   Florida
-------------------------------------------------------------------------
<= 499         9.34    90.66       0.00        15.74       8.17     19.50
500 - 524      1.99    98.01       0.00        30.52      14.55      5.63
525 - 549      0.72    99.28       0.00        29.94      14.97      7.86
550 - 574      1.57    98.43       0.00        23.19      19.38      6.06
575 - 599      4.62    95.38       0.00        25.40      14.68     10.11
600 - 624      0.59    99.41       2.67        23.59      19.26      4.46
625 - 649      2.05    97.95       2.71        20.68      16.84      6.71
650 - 674      2.19    97.81       7.12        27.32      17.36     10.02
675 - 699      0.37    99.63       3.23        23.14      20.99      6.25
700 - 724      2.78    97.22       1.85        23.10      13.35      5.25
725 - 749      2.82    97.18       7.26        23.97      19.00      7.31
750 - 774      0.00   100.00       3.73        24.83      17.83      5.74
775 - 799      0.00   100.00       0.00         7.20      32.78     21.07
800 - 824      0.00   100.00       0.00         0.00       0.00      0.00
-------------------------------------------------------------------------
Total:         1.79    98.21       2.43        24.71      17.34      7.17
-------------------------------------------------------------------------


5. Fico Distribution IO Loans

--------------------------------------------------------------------------------------------------------------------------------
Fico              % of        Average     Weighted             Weighted   Weighted   Weighted                     Pct      Pct
Distribution   Outstanding    Current     Average    Percent   Average    Average    Average     Pct      Pct    Owner     Full
IO Loans         Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD      PUD     Occ      Doc
--------------------------------------------------------------------------------------------------------------------------------
525 - 549             0.01    97,500.00     10.400      0.00        534      37.50      75.00   100.00    0.00   100.00   100.00
550 - 574             0.08   266,290.27      6.838      0.00        564      40.41      82.77    70.71    0.00   100.00   100.00
575 - 599             0.65   275,788.33      6.951      0.00        589      38.35      78.42    57.23   19.85   100.00   100.00
600 - 624             1.68   279,779.84      6.718      0.00        614      40.02      81.74    71.28   15.80   100.00    90.74
625 - 649             1.52   266,534.92      6.607      0.00        637      41.53      82.68    72.07   13.12   100.00    90.46
650 - 674             1.23   285,636.04      6.223      0.00        662      40.00      79.44    76.42    6.84   100.00    71.55
675 - 699             0.62   292,726.35      6.008      0.00        686      42.05      81.19    85.13   13.30    96.43    84.24
700 - 724             0.33   307,745.39      5.913      0.00        711      41.92      78.17    83.14    2.77    80.18    90.11
725 - 749             0.23   274,050.73      5.810      0.00        736      39.97      80.39    73.94   10.07   100.00    69.79
750 - 774             0.10   259,717.10      6.042      0.00        755      35.82      82.44   100.00    0.00   100.00    75.42
--------------------------------------------------------------------------------------------------------------------------------
Total:                6.44   278,373.76      6.474      0.00        644      40.43      80.92    73.53   12.29    98.65    86.42
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Fico           Pct     Pct       Pct
Distribution   Ltd     Std     Interest      Pct         Pct        Pct
IO Loans       Doc     Doc       Only     California   New York   Florida
-------------------------------------------------------------------------
525 - 549      0.00     0.00     100.00       100.00       0.00      0.00
550 - 574      0.00     0.00     100.00         0.00      54.26     32.41
575 - 599      0.00     0.00     100.00        77.13       6.61      0.00
600 - 624      0.00     9.26     100.00        52.89       6.36      1.26
625 - 649      0.00     9.54     100.00        57.06       1.53      2.03
650 - 674      0.00    28.45     100.00        57.73      12.99      5.55
675 - 699      0.00    15.76     100.00        60.31      10.39      2.26
700 - 724      0.00     9.89     100.00        57.34       0.00      3.97
725 - 749      0.00    30.21     100.00        55.37      18.57      0.00
750 - 774      0.00    24.58     100.00        49.76      21.25      0.00
-------------------------------------------------------------------------
Total:         0.00    13.58     100.00        57.61       7.84      2.70
-------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Collateral Tables






1. Geographic Concentration in:

.....90.01 - 95.00% CLTV: CA-S(8%),FL(8%),NY(7%),MA(6%),TX(6%),VA(5%),NJ(4%),GA(4%),IL(4%),PA(4%)
.....95.01 - 100.00% CLTV: CA-S(13%),FL(9%),NY(7%),MA(6%),PA(6%),NJ(5%),CA-N(5%),KS(5%),TX(5%),MI(4%)


2. Average FICO for the 90%+ LTV Buckets:

--------------------------------------------------------------------------------------------------------------------------
                                                      % of Mortgage     Weighted   Weighted
Range of                                              Loan Pool by      Average     Average        Weighted       Non-Zero
Combined           Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Original           Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
LTV Ratios (%)       Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------------------------------------------------------------------------------------------------------
90.01% - 95.00%          816          126,466,797                9.59      7.759         353              94.82        638
95.01% - 100.00%         104           11,210,449                0.85      8.485         352              99.89        687
--------------------------------------------------------------------------------------------------------------------------
Total:                 7,967       $1,319,193,830              100.00      7.483         352              77.72        609
--------------------------------------------------------------------------------------------------------------------------
Minimum: 11.24%
Maximum: 100.00%
Weighted Average: 77.72%


3. Average FICO in 'Other' Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                      % of Mortgage     Weighted   Weighted
                                                      Loan Pool by      Average     Average        Weighted       Non-Zero
                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Geographical       Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Distribution         Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------------------------------------------------------------------------------------------------------
California             1,247         $307,214,687               23.29      7.110         353              73.91        605
New York                 720          163,789,953               12.42      7.155         350              74.65        618
Massachusetts            412           91,263,040                6.92      7.042         354              75.71        624
Florida                  666           88,311,392                6.69      7.666         352              79.84        608
New Jersey               377           78,922,064                5.98      7.775         353              76.41        602
Texas                    603           65,625,345                4.97      8.131         344              79.53        599
Virginia                 269           42,880,359                3.25      7.793         354              81.27        608
Illinois                 268           37,453,138                2.84      7.952         353              80.10        590
Rhode Island             199           37,368,670                2.83      6.922         354              74.59        623
Pennsylvania             287           32,085,653                2.43      7.637         351              81.70        612
Maryland                 180           31,452,538                2.38      8.279         355              78.89        585
Other                  2,739          342,826,991               25.99      7.736         352              81.71        612
--------------------------------------------------------------------------------------------------------------------------
Total:                 7,967       $1,319,193,830              100.00      7.483         352              77.72        609
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


4. Top 20 New York Zip Codes

--------------------------------------------------------------------------------------------------------------------------
                                                      % of Mortgage     Weighted   Weighted
                                                      Loan Pool by      Average     Average        Weighted       Non-Zero
                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
New York           Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Zip Codes            Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------------------------------------------------------------------------------------------------------
11208                     16           $4,359,983                2.66      7.097         355              79.67        649
11236                     13            3,987,962                2.43      7.255         355              76.31        611
11706                     14            3,176,791                1.94      6.726         355              77.12        608
11550                     10            2,847,278                1.74      7.050         348              81.80        615
11003                     11            2,647,526                1.62      6.924         353              79.59        635
11422                      8            2,370,347                1.45      7.352         355              76.34        590
11717                     10            2,257,086                1.38      7.367         355              82.39        644
11520                      9            2,193,984                1.34      7.608         355              76.94        604
11216                      6            2,084,984                1.27      7.213         355              73.59        677
11420                      6            2,002,821                1.22      6.383         355              75.59        622
10466                      7            1,852,711                1.13      6.981         345              78.52        617
10804                      4            1,773,669                1.08      7.567         356              71.43        569
11412                      6            1,587,034                0.97      7.078         355              78.83        599
10462                      5            1,544,801                0.94      6.917         355              78.99        616
10977                      5            1,516,991                0.93      7.303         318              79.26        592
11434                      7            1,481,757                0.90      6.589         355              68.69        613
11413                      6            1,478,377                0.90      6.058         355              74.72        638
10314                      7            1,447,946                0.88      7.072         355              72.48        588
11226                      5            1,402,238                0.86      7.014         355              71.63        633
11772                      5            1,398,579                0.85      8.029         356              73.97        574
Other                    560          120,377,088               73.49      7.180         349              73.81        618
--------------------------------------------------------------------------------------------------------------------------
Total:                   720         $163,789,953              100.00      7.155         350              74.65        618
--------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records

1. Summary Statistics
As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 7,967
Aggregate Principal Balance ($): 1,319,193,830
Weighted Average Current Mortgage Rate (%): 7.483
Non-Zero Weighted Average Margin (%): 5.537
Non-Zero Weighted Average Maximum Rate (%): 13.497
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 77.72
% First Liens: 99.07
% Owner Occupied: 93.77
% Purchase: 30.75
% Full Documentation: 63.33
Non-Zero Weighted Average FICO Score: 609


2. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Product                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                          11          $1,337,005                0.10      7.153         115
Fixed - 15 Year                                         139          12,222,360                0.93      7.965         175
Fixed - 20 Year                                         108          12,023,921                0.91      7.646         235
Fixed - 30 Year                                       2,048         310,261,426               23.52      7.488         355
ARM - 15 Year/6 Month LIBOR                               1             110,240                0.01      8.900         355
ARM - 2 Year/6 Month LIBOR                            5,081         850,980,220               64.51      7.586         355
ARM - 2 Year/6 Month LIBOR/15 Year                       16           1,226,891                0.09      8.047         175
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         261          71,460,762                5.42      6.500         355
ARM - 3 Year/6 Month LIBOR                              251          44,765,663                3.39      7.212         355
ARM - 3 Year/6 Month LIBOR/15 Year                        2             183,363                0.01      7.789         175
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          26           8,706,525                0.66      6.234         355
ARM - 6 Month LIBOR                                       5           1,178,743                0.09      7.515         355
Fixed - 30 Year/5 Year Interest Only                     18           4,736,710                0.36      6.523         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Product                                               Combined       Average
Types                                             Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed - 10 Year                                              73.23        626
Fixed - 15 Year                                              69.84        608
Fixed - 20 Year                                              72.70        614
Fixed - 30 Year                                              75.44        627
ARM - 15 Year/6 Month LIBOR                                 100.00        697
ARM - 2 Year/6 Month LIBOR                                   78.38        599
ARM - 2 Year/6 Month LIBOR/15 Year                           77.57        586
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only              81.18        642
ARM - 3 Year/6 Month LIBOR                                   78.54        624
ARM - 3 Year/6 Month LIBOR/15 Year                           86.76        624
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only              80.46        649
ARM - 6 Month LIBOR                                          78.64        621
Fixed - 30 Year/5 Year Interest Only                         77.91        658
-----------------------------------------------------------------------------

Total:                                                       77.72        609
-----------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average     Average
Gross                                             Number of       Aggregate           Aggregate        Gross     Remaining
Interest                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          13          $2,660,434                0.20      4.974         355
5.000% - 5.999%                                         466         112,498,206                8.53      5.740         351
6.000% - 6.999%                                       2,067         426,891,749               32.36      6.600         352
7.000% - 7.999%                                       2,511         416,625,652               31.58      7.521         352
8.000% - 8.999%                                       1,614         222,233,402               16.85      8.497         352
9.000% - 9.999%                                         810          92,006,756                6.97      9.495         351
10.000% - 10.999%                                       342          33,078,058                2.51     10.477         346
11.000% - 11.999%                                       122          11,246,680                0.85     11.494         346
12.000% - 12.999%                                        22           1,952,893                0.15     12.283         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
Range of                                              Weighted       Non-Zero
Gross                                                 Average        Weighted
Interest                                              Combined       Average
Rates (%)                                         Original LTV (%)     FICO
-----------------------------------------------------------------------------
4.000% - 4.999%                                              70.98        678
5.000% - 5.999%                                              74.35        654
6.000% - 6.999%                                              76.28        633
7.000% - 7.999%                                              79.33        606
8.000% - 8.999%                                              79.83        579
9.000% - 9.999%                                              77.81        560
10.000% - 10.999%                                            75.12        552
11.000% - 11.999%                                            74.59        560
12.000% - 12.999%                                            70.61        561
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Minimum: 4.390%
Maximum: 12.600%
Weighted Average: 7.483%


4. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average     Average
Cut-off                                           Number of       Aggregate           Aggregate        Gross     Remaining
Date Principal                                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Balances ($)                                        Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                       113          $5,604,688                0.42      9.249         323
$50,001 - $75,000                                     1,237          77,483,215                5.87      8.717         340
$75,001 - $100,000                                    1,135          99,542,662                7.55      8.230         347
$100,001 - $125,000                                   1,036         116,590,072                8.84      7.879         351
$125,001 - $150,000                                     942         129,022,824                9.78      7.577         352
$150,001 - $175,000                                     749         121,469,220                9.21      7.469         353
$175,001 - $200,000                                     600         112,561,412                8.53      7.297         353
$200,001 - $225,000                                     469         100,053,468                7.58      7.314         354
$225,001 - $250,000                                     361          85,947,767                6.52      7.254         354
$250,001 - $275,000                                     275          71,999,000                5.46      7.256         355
$275,001 - $300,000                                     263          75,617,422                5.73      7.248         353
$300,001 - $325,000                                     149          46,650,576                3.54      7.126         354
$325,001 - $350,000                                     134          45,225,127                3.43      7.047         353
$350,001 - $375,000                                     106          38,189,746                2.89      7.108         355
$375,001 - $400,000                                      96          37,392,454                2.83      6.967         354
$400,001 - $425,000                                      61          25,215,035                1.91      6.946         355
$425,001 - $450,000                                      54          23,555,909                1.79      6.970         355
$450,001 - $475,000                                      36          16,752,376                1.27      6.892         355
$475,001 - $500,000                                      41          20,108,598                1.52      7.299         355
$500,001 - $750,000                                      93          53,980,912                4.09      6.991         352
$750,001 - $1,000,000                                    12          10,313,738                0.78      7.331         355
$1,000,001 >=                                             5           5,917,609                0.45      6.175         354
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------

Range of                                              Weighted       Non-Zero
Cut-off                                               Average        Weighted
Date Principal                                        Combined       Average
Balances ($)                                      Original LTV (%)     FICO
-----------------------------------------------------------------------------
$25,001 - $50,000                                            64.73        580
$50,001 - $75,000                                            78.05        599
$75,001 - $100,000                                           77.81        603
$100,001 - $125,000                                          79.08        604
$125,001 - $150,000                                          76.91        606
$150,001 - $175,000                                          77.73        604
$175,001 - $200,000                                          76.09        605
$200,001 - $225,000                                          77.20        609
$225,001 - $250,000                                          75.32        600
$250,001 - $275,000                                          78.55        612
$275,001 - $300,000                                          77.76        610
$300,001 - $325,000                                          79.81        619
$325,001 - $350,000                                          78.63        618
$350,001 - $375,000                                          80.07        623
$375,001 - $400,000                                          79.55        628
$400,001 - $425,000                                          82.54        628
$425,001 - $450,000                                          80.81        632
$450,001 - $475,000                                          81.67        642
$475,001 - $500,000                                          76.79        627
$500,001 - $750,000                                          77.59        615
$750,001 - $1,000,000                                        70.30        619
$1,000,001 >=                                                62.45        649
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Minimum: $32,920
Maximum: $1,300,000
Average: $165,582


5. Original Terms (month)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
Original                                          Number of       Aggregate           Aggregate        Gross     Remaining
Terms                                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
(month)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
120                                                      11          $1,337,005                0.10      7.153         115
180                                                     157          13,632,615                1.03      7.970         175
240                                                     108          12,023,921                0.91      7.646         235
360                                                   7,691       1,292,200,289               97.95      7.477         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
Original                                              Average        Weighted
Terms                                                 Combined       Average
(month)                                           Original LTV (%)     FICO
-----------------------------------------------------------------------------
120                                                          73.23        626
180                                                          70.76        607
240                                                          72.70        614
360                                                          77.85        609
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357


6. Range of Remaining Terms (month)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average     Average
Remaining                                         Number of       Aggregate           Aggregate        Gross     Remaining
Terms                                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
(month)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 11          $1,337,005                0.10      7.153         115
121 - 180                                               157          13,632,615                1.03      7.970         175
181 - 240                                               108          12,023,921                0.91      7.646         235
301 - 360                                             7,691       1,292,200,289               97.95      7.477         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Range of                                              Weighted       Non-Zero
Remaining                                             Average        Weighted
Terms                                                 Combined       Average
(month)                                           Original LTV (%)     FICO
-----------------------------------------------------------------------------
61 - 120                                                     73.23        626
121 - 180                                                    70.76        607
181 - 240                                                    72.70        614
301 - 360                                                    77.85        609
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Minimum: 114
Maximum: 357
Weighted Average: 352


7. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average     Average
Combined                                          Number of       Aggregate           Aggregate        Gross     Remaining
Original                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
LTV Ratios (%)                                      Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                           1             $49,201                0.00      6.990         175
15.01% - 20.00%                                          14           1,224,376                0.09      7.727         350
20.01% - 25.00%                                          18           1,533,184                0.12      7.299         355
25.01% - 30.00%                                          20           2,172,353                0.16      7.641         352
30.01% - 35.00%                                          39           4,672,423                0.35      7.448         338
35.01% - 40.00%                                          59           7,239,311                0.55      7.385         344
40.01% - 45.00%                                          71          10,965,290                0.83      7.288         351
45.01% - 50.00%                                         146          23,268,261                1.76      7.197         345
50.01% - 55.00%                                         171          26,192,856                1.99      7.287         348
55.01% - 60.00%                                         273          47,912,896                3.63      7.399         349
60.01% - 65.00%                                         501          89,172,157                6.76      7.573         350
65.01% - 70.00%                                         619         111,345,254                8.44      7.442         351
70.01% - 75.00%                                         723         128,986,215                9.78      7.554         352
75.01% - 80.00%                                       2,742         435,678,808               33.03      7.346         353
80.01% - 85.00%                                         650         108,655,559                8.24      7.578         352
85.01% - 90.00%                                       1,000         182,448,438               13.83      7.532         353
90.01% - 95.00%                                         816         126,466,797                9.59      7.759         353
95.01% - 100.00%                                        104          11,210,449                0.85      8.485         352
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
Range of                                              Weighted       Non-Zero
Combined                                              Average        Weighted
Original                                              Combined       Average
LTV Ratios (%)                                    Original LTV (%)     FICO
-----------------------------------------------------------------------------
10.01% - 15.00%                                              11.24        601
15.01% - 20.00%                                              17.82        590
20.01% - 25.00%                                              23.52        602
25.01% - 30.00%                                              28.70        586
30.01% - 35.00%                                              32.61        588
35.01% - 40.00%                                              37.83        596
40.01% - 45.00%                                              42.92        590
45.01% - 50.00%                                              48.19        591
50.01% - 55.00%                                              52.89        593
55.01% - 60.00%                                              58.10        589
60.01% - 65.00%                                              63.46        584
65.01% - 70.00%                                              68.78        587
70.01% - 75.00%                                              73.95        587
75.01% - 80.00%                                              79.65        614
80.01% - 85.00%                                              84.50        610
85.01% - 90.00%                                              89.73        629
90.01% - 95.00%                                              94.82        638
95.01% - 100.00%                                             99.89        687
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Minimum: 11.24%
Maximum: 100.00%
Weighted Average: 77.72%



8. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Range                                                                               Loan Pool by      Average     Average
of                                                Number of       Aggregate           Aggregate        Gross     Remaining
Gross                                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Margins (%)                                         Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
1.000% - 3.500%                                          60          13,802,405                1.05      5.519         354
3.501% - 4.000%                                         235          53,401,730                4.05      5.856         355
4.001% - 4.500%                                         581         122,113,540                9.26      6.357         355
4.501% - 5.000%                                         823         154,330,792               11.70      6.770         355
5.001% - 5.500%                                       1,069         195,075,018               14.79      7.225         355
5.501% - 6.000%                                         852         142,777,518               10.82      7.677         355
6.001% - 6.500%                                         721         111,914,610                8.48      8.162         355
6.501% - 7.000%                                         558          84,516,025                6.41      8.639         355
7.001% - 7.500%                                         295          41,339,182                3.13      9.008         355
7.501% - 8.000%                                         304          40,048,869                3.04      9.696         354
8.001% - 8.500%                                          80          10,164,609                0.77      9.859         355
8.501% - 9.000%                                          32           4,702,700                0.36     10.304         355
9.001% - 9.500%                                          19           2,581,995                0.20     10.977         355
9.501% - 10.000%                                         11           1,583,272                0.12     11.415         355
10.001% - 10.500%                                         3             260,142                0.02     12.307         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Range                                                 Weighted       Non-Zero
of                                                    Average        Weighted
Gross                                                 Combined       Average
Margins (%)                                       Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
1.000% - 3.500%                                              73.05        668
3.501% - 4.000%                                              72.40        660
4.001% - 4.500%                                              75.93        646
4.501% - 5.000%                                              78.96        628
5.001% - 5.500%                                              79.95        611
5.501% - 6.000%                                              81.16        595
6.001% - 6.500%                                              80.76        574
6.501% - 7.000%                                              79.58        556
7.001% - 7.500%                                              77.59        553
7.501% - 8.000%                                              75.76        544
8.001% - 8.500%                                              74.96        536
8.501% - 9.000%                                              74.67        528
9.001% - 9.500%                                              70.99        522
9.501% - 10.000%                                             61.21        522
10.001% - 10.500%                                            58.26        537
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 2.100%
Maximum: 10.150%
Non-Zero Weighted Average: 5.537%


9. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
Range                                                                               % of Mortgage     Weighted   Weighted
of                                                                                  Loan Pool by      Average     Average
Minimum                                           Number of       Aggregate           Aggregate        Gross     Remaining
Mortgage                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
4.001% - 4.500%                                           1              70,780                0.01      4.390         354
4.501% - 5.000%                                          14           3,060,839                0.23      4.992         355
5.001% - 5.500%                                          91          22,195,200                1.68      5.340         355
5.501% - 6.000%                                         326          78,160,324                5.92      5.832         355
6.001% - 6.500%                                         526         113,094,634                8.57      6.324         355
6.501% - 7.000%                                         867         180,173,662               13.66      6.817         355
7.001% - 7.500%                                         913         163,604,276               12.40      7.310         355
7.501% - 8.000%                                         911         149,445,123               11.33      7.801         355
8.001% - 8.500%                                         632          89,655,993                6.80      8.294         355
8.501% - 9.000%                                         545          81,391,274                6.17      8.785         355
9.001% - 9.500%                                         310          39,002,680                2.96      9.293         355
9.501% - 10.000%                                        260          31,312,855                2.37      9.799         354
10.001% - 10.500%                                       103          10,950,852                0.83     10.299         355
10.501% - 11.000%                                        89          10,286,644                0.78     10.773         355
11.001% - 11.500%                                        25           3,359,621                0.25     11.298         351
11.501% - 12.000%                                        23           2,319,747                0.18     11.745         355
12.001% - 12.500%                                         6             456,513                0.03     12.284         355
12.501% - 13.000%                                         1              71,390                0.01     12.600         354
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Range
of                                                    Weighted       Non-Zero
Minimum                                               Average        Weighted
Mortgage                                              Combined       Average
Rates (%)                                         Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
4.001% - 4.500%                                              80.00        731
4.501% - 5.000%                                              72.16        676
5.001% - 5.500%                                              75.31        656
5.501% - 6.000%                                              75.06        652
6.001% - 6.500%                                              77.22        635
6.501% - 7.000%                                              79.29        624
7.001% - 7.500%                                              79.62        607
7.501% - 8.000%                                              80.46        590
8.001% - 8.500%                                              80.19        577
8.501% - 9.000%                                              79.73        563
9.001% - 9.500%                                              79.11        558
9.501% - 10.000%                                             75.63        545
10.001% - 10.500%                                            74.96        541
10.501% - 11.000%                                            70.80        533
11.001% - 11.500%                                            66.53        540
11.501% - 12.000%                                            67.64        522
12.001% - 12.500%                                            62.20        530
12.501% - 13.000%                                            65.00        512
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 4.390%
Maximum: 12.600%
Non-Zero Weighted Average: 7.478%



10. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
Range                                                                               % of Mortgage     Weighted   Weighted
of                                                                                  Loan Pool by      Average     Average
Maximum                                           Number of       Aggregate           Aggregate        Gross     Remaining
Mortgage                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
10.001% - 10.500%                                         1              70,780                0.01      4.390         354
10.501% - 11.000%                                        14           3,060,839                0.23      4.992         355
11.001% - 11.500%                                        91          22,195,200                1.68      5.340         355
11.501% - 12.000%                                       320          75,086,746                5.69      5.831         355
12.001% - 12.500%                                       515         110,291,910                8.36      6.323         355
12.501% - 13.000%                                       862         178,992,075               13.57      6.800         355
13.001% - 13.500%                                       916         163,983,330               12.43      7.292         355
13.501% - 14.000%                                       913         151,307,504               11.47      7.773         355
14.001% - 14.500%                                       639          91,495,580                6.94      8.270         355
14.501% - 15.000%                                       546          81,560,396                6.18      8.762         355
15.001% - 15.500%                                       309          38,789,989                2.94      9.266         355
15.501% - 16.000%                                       266          33,300,833                2.52      9.734         354
16.001% - 16.500%                                       107          11,983,310                0.91     10.223         355
16.501% - 17.000%                                        89          10,286,644                0.78     10.773         355
17.001% - 17.500%                                        25           3,359,621                0.25     11.298         351
17.501% - 18.000%                                        23           2,319,747                0.18     11.745         355
18.001% - 18.500%                                         6             456,513                0.03     12.284         355
18.501% - 19.000%                                         1              71,390                0.01     12.600         354
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Range
of                                                    Weighted       Non-Zero
Maximum                                               Average        Weighted
Mortgage                                              Combined       Average
Rates (%)                                         Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
10.001% - 10.500%                                            80.00        731
10.501% - 11.000%                                            72.16        676
11.001% - 11.500%                                            75.31        656
11.501% - 12.000%                                            75.01        651
12.001% - 12.500%                                            77.27        635
12.501% - 13.000%                                            79.57        625
13.001% - 13.500%                                            79.59        608
13.501% - 14.000%                                            79.99        591
14.001% - 14.500%                                            80.15        577
14.501% - 15.000%                                            80.33        565
15.001% - 15.500%                                            79.09        557
15.501% - 16.000%                                            74.81        544
16.001% - 16.500%                                            74.67        541
16.501% - 17.000%                                            70.80        533
17.001% - 17.500%                                            66.53        540
17.501% - 18.000%                                            67.64        522
18.001% - 18.500%                                            62.20        530
18.501% - 19.000%                                            65.00        512
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 10.390%
Maximum: 18.600%
Non-Zero Weighted Average: 13.497%


11. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
                                                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Initial Cap (%)                                     Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
1.00%                                                     6           1,543,543                0.12      7.192         355
2.00%                                                    20           8,194,009                0.62      7.029         353
3.00%                                                 5,617         968,874,855               73.44      7.482         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
                                                      Combined       Average
Initial Cap (%)                                   Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
1.00%                                                        78.96        619
2.00%                                                        72.53        604
3.00%                                                        78.66        603
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.988%


12. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Periodic                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Cap (%)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
1.00%                                                 5,594         964,935,462               73.15      7.480         355
1.50%                                                    29           8,744,832                0.66      7.174         354
2.00%                                                    20           4,932,114                0.37      7.695         354
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Periodic                                              Combined       Average
Cap (%)                                           Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
1.00%                                                        78.67        604
1.50%                                                        74.68        574
2.00%                                                        73.62        556
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.010%


13. Next Rate Adjustment Date

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Next                                                                                Loan Pool by      Average     Average
Rate                                              Number of       Aggregate           Aggregate        Gross     Remaining
Adjustment                                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Date                                                Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324        $340,581,423               25.82      7.496         343
Apr-05                                                    2             808,648                0.06      7.026         355
May-05                                                    3             370,095                0.03      8.582         356
Jun-06                                                    1             166,627                0.01      7.400         351
Jul-06                                                    6           1,271,412                0.10      7.939         352
Aug-06                                                   75          18,420,841                1.40      7.807         353
Sep-06                                                  644         119,086,654                9.03      7.657         354
Oct-06                                                3,164         559,048,145               42.38      7.341         355
Nov-06                                                1,453         223,683,410               16.96      7.786         356
Dec-06                                                   15           1,990,784                0.15      8.580         357
Aug-07                                                    7           1,381,539                0.10      8.133         353
Sep-07                                                   52          11,578,585                0.88      7.047         354
Oct-07                                                  154          29,152,811                2.21      6.874         354
Nov-07                                                   65          11,450,015                0.87      7.389         355
Dec-07                                                    1              92,602                0.01      7.750         357
Oct-19                                                    1             110,240                0.01      8.900         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
Next                                                  Weighted       Non-Zero
Rate                                                  Average        Weighted
Adjustment                                            Combined       Average
Date                                              Original LTV (%)     FICO
-----------------------------------------------------------------------------
Fixed Rate Loans                                             75.17        627
Apr-05                                                       80.00        630
May-05                                                       75.67        600
Jun-06                                                       80.00        585
Jul-06                                                       85.41        582
Aug-06                                                       73.13        614
Sep-06                                                       78.27        621
Oct-06                                                       78.80        601
Nov-06                                                       78.65        595
Dec-06                                                       79.70        579
Aug-07                                                       73.32        651
Sep-07                                                       81.06        637
Oct-07                                                       79.00        629
Nov-07                                                       77.03        613
Dec-07                                                       80.00        581
Oct-19                                                      100.00        697
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-10-23


14. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Geographical                                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Distribution                                        Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
California                                            1,247        $307,214,687               23.29      7.110         353
New York                                                720         163,789,953               12.42      7.155         350
Massachusetts                                           412          91,263,040                6.92      7.042         354
Florida                                                 666          88,311,392                6.69      7.666         352
New Jersey                                              377          78,922,064                5.98      7.775         353
Texas                                                   603          65,625,345                4.97      8.131         344
Virginia                                                269          42,880,359                3.25      7.793         354
Illinois                                                268          37,453,138                2.84      7.952         353
Rhode Island                                            199          37,368,670                2.83      6.922         354
Pennsylvania                                            287          32,085,653                2.43      7.637         351
Maryland                                                180          31,452,538                2.38      8.279         355
Other                                                 2,739         342,826,991               25.99      7.736         352
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Geographical                                          Combined       Average
Distribution                                      Original LTV (%)     FICO
-----------------------------------------------------------------------------
California                                                   73.91        605
New York                                                     74.65        618
Massachusetts                                                75.71        624
Florida                                                      79.84        608
New Jersey                                                   76.41        602
Texas                                                        79.53        599
Virginia                                                     81.27        608
Illinois                                                     80.10        590
Rhode Island                                                 74.59        623
Pennsylvania                                                 81.70        612
Maryland                                                     78.89        585
Other                                                        81.71        612
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Number of States Represented: 49


15. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
                                                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Occupancy                                           Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Primary                                               7,438      $1,236,956,857               93.77      7.457         352
Investment                                              448          66,186,664                5.02      8.063         354
Second Home                                              81          16,050,309                1.22      7.093         353
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
                                                      Combined       Average
Occupancy                                         Original LTV (%)     FICO
-----------------------------------------------------------------------------
Primary                                                      77.62        607
Investment                                                   79.86        655
Second Home                                                  76.64        637
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------


16. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Property                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               6,341      $1,004,127,199               76.12      7.508         351
2-4 Family                                              626         142,908,061               10.83      7.295         354
Planned Unit Development                                499          96,681,235                7.33      7.410         354
Condo                                                   400          64,419,603                4.88      7.554         354
Manufactured Housing                                    101          11,057,733                0.84      7.856         347
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Property                                              Combined       Average
Types                                             Original LTV (%)     FICO
-----------------------------------------------------------------------------
Single Family Residence                                      77.46        605
2-4 Family                                                   77.76        632
Planned Unit Development                                     79.52        609
Condo                                                        78.69        621
Manufactured Housing                                         79.38        641
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------


17. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Loan                                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Purpose                                             Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   4,702        $817,354,754               61.96      7.470         351
Purchase                                              2,656         405,634,307               30.75      7.427         355
Refinance - Rate Term                                   609          96,204,769                7.29      7.831         350
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Loan                                                  Combined       Average
Purpose                                           Original LTV (%)     FICO
-----------------------------------------------------------------------------
Refinance - Cashout                                          74.83        597
Purchase                                                     83.37        638
Refinance - Rate Term                                        78.46        595
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------


18. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Documentation                                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Level                                               Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                    5,459        $835,474,341               63.33      7.487         352
Stated Documentation                                  2,419         465,713,803               35.30      7.472         352
No Documentation                                         48           9,541,577                0.72      7.367         351
Lite Documentation                                       41           8,464,110                0.64      7.773         355
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Documentation                                         Combined       Average
Level                                             Original LTV (%)     FICO
-----------------------------------------------------------------------------
Full Documentation                                           78.78        602
Stated Documentation                                         75.89        620
No Documentation                                             79.49        720
Lite Documentation                                           72.42        616
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                    % of Mortgage     Weighted   Weighted
Original                                                                            Loan Pool by      Average     Average
Prepayment                                        Number of       Aggregate           Aggregate        Gross     Remaining
Penalty                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Term (months)                                       Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
0                                                     2,148        $348,057,636               26.38      7.756         351
12                                                      527         107,913,067                8.18      7.047         349
13                                                        1             154,798                0.01      8.625         353
24                                                    3,689         629,278,790               47.70      7.422         355
30                                                        4             812,719                0.06      7.889         355
36                                                    1,598         232,976,820               17.66      7.439         346
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Original                                              Weighted       Non-Zero
Prepayment                                            Average        Weighted
Penalty                                               Combined       Average
Term (months)                                     Original LTV (%)     FICO
-----------------------------------------------------------------------------
0                                                            78.11        599
12                                                           73.16        629
13                                                           51.32        560
24                                                           78.87        605
30                                                           88.59        674
36                                                           76.15        628
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


20. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                                     % of Mortgage     Weighted   Weighted
                                                                                     Loan Pool by      Average     Average
                                                  Number of       Aggregate            Aggregate        Gross     Remaining
Lien                                              Mortgage       Cut-off Date        Cut-off Date      Interest     Term
Position                                            Loans     Principal Balance    Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                              7,798       $1,306,965,042               99.07      7.453         352
2nd Lien                                                169           12,228,788                0.93     10.660         331
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967       $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted       Non-Zero
                                                      Average        Weighted
Lien                                                  Combined       Average
Position                                          Original LTV (%)     FICO
-----------------------------------------------------------------------------
1st Lien                                                     77.68        609
2nd Lien                                                     81.84        615
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------


21. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                                   % of Mortgage      Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
FICO                                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Score                                               Loans     Principal Balance   Principal Balance     Rate     (months)
--------------------------------------------------------------------------------------------------------------------------
N/A                                                      49          $5,146,774                0.39      8.717         351
500 - 500                                                23           3,282,214                0.25      8.769         355
501 - 520                                               608          95,430,586                7.23      8.660         353
521 - 540                                               690         103,753,985                7.86      8.523         352
541 - 560                                               702         111,192,990                8.43      8.134         352
561 - 580                                               754         119,492,928                9.06      7.763         352
581 - 600                                               879         141,906,920               10.76      7.565         352
601 - 620                                             1,116         179,535,876               13.61      7.298         351
621 - 640                                             1,010         169,413,099               12.84      7.060         351
641 - 660                                               749         133,105,661               10.09      6.910         352
661 - 680                                               547         100,278,224                7.60      6.789         351
681 - 700                                               327          58,791,724                4.46      6.865         352
701 - 720                                               217          39,380,689                2.99      6.847         354
721 - 740                                               130          23,199,551                1.76      6.921         353
741 - 760                                                83          17,933,600                1.36      6.800         353
761 - 780                                                58          12,075,905                0.92      6.740         353
781 - 800                                                21           4,659,948                0.35      7.056         352
801 >=                                                    4             613,157                0.05      7.191         354
--------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967      $1,319,193,830              100.00      7.483         352
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Weighted
                                                      Weighted       Non-Zero
                                                      Average        Weighted
FICO                                                  Combined       Average
Score                                             Original LTV (%)     FICO
-----------------------------------------------------------------------------
N/A                                                          68.87          0
500 - 500                                                    71.35        500
501 - 520                                                    72.21        511
521 - 540                                                    72.06        531
541 - 560                                                    73.73        550
561 - 580                                                    74.46        570
581 - 600                                                    78.60        590
601 - 620                                                    79.42        610
621 - 640                                                    79.83        630
641 - 660                                                    79.62        650
661 - 680                                                    80.33        669
681 - 700                                                    81.70        690
701 - 720                                                    82.33        709
721 - 740                                                    83.75        729
741 - 760                                                    80.88        750
761 - 780                                                    82.50        770
781 - 800                                                    86.37        788
801 >=                                                       82.34        805
-----------------------------------------------------------------------------
Total:                                                       77.72        609
-----------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 811
Non-Zero Weighted Average: 609

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

SABR 2005-OP1

                                 100 PPC, Over Flat Libor
=========================================================================================
Period     Date          Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
  0      24-Mar-05
  1      25-Apr-05   1,319,193,829.92   4,237,659.87        3.855       2.720       3.160
  2      25-May-05   1,292,308,653.42   4,374,138.74        4.062       2.720       3.160
  3      25-Jun-05   1,265,550,769.96   4,174,250.37        3.958       2.720       3.160
  4      25-Jul-05   1,238,912,602.49   4,192,582.35        4.061       2.720       3.160
  5      25-Aug-05   1,212,388,788.25   3,997,683.37        3.957       2.720       3.160
  6      25-Sep-05   1,185,976,158.08   3,909,905.55        3.956       2.720       3.160
  7      25-Oct-05   1,159,673,674.32   3,922,481.67        4.059       2.720       3.160
  8      25-Nov-05   1,133,482,395.02   3,735,492.98        3.955       2.720       3.160
  9      25-Dec-05   1,107,405,449.64   3,744,397.88        4.057       2.720       3.160
  10     25-Jan-06   1,081,447,989.74   3,562,429.60        3.953       2.720       3.160
  11     25-Feb-06   1,055,619,713.19   3,388,457.47        3.852       2.720       3.160
  12     25-Mar-06   1,030,399,092.16   3,573,590.85        4.162       2.720       3.160
  13     25-Apr-06   1,005,775,897.15   3,226,642.91        3.850       2.720       3.160
  14     25-May-06     981,736,155.29   3,233,456.14        3.952       2.720       3.160
  15     25-Jun-06     958,266,115.19   3,072,403.55        3.847       2.720       3.160
  16     25-Jul-06     935,352,348.51   3,078,919.58        3.950       2.720       3.160
  17     25-Aug-06     912,981,742.35   2,925,387.04        3.845       2.720       3.160
  18     25-Sep-06     891,141,491.89   2,854,727.32        3.844       2.720       3.160
  19     25-Oct-06     869,819,126.23   2,861,237.80        3.947       2.720       3.160
  20     25-Nov-06     849,002,400.64   3,301,707.59        4.667       2.720       3.160
  21     25-Dec-06     828,771,151.41   3,295,717.71        4.772       2.720       3.160
  22     25-Jan-07     809,017,867.06   3,145,857.26        4.666       2.720       3.160
  23     25-Feb-07     789,731,284.45   3,069,672.77        4.664       2.720       3.160
  24     25-Mar-07     770,900,435.69   3,195,983.21        4.975       2.720       3.160
  25     25-Apr-07     752,514,609.85   2,922,680.41        4.661       2.720       3.160
  26     25-May-07     734,563,346.93   2,915,939.20        4.764       2.720       3.160
  27     25-Jun-07     717,036,431.99   2,783,292.94        4.658       2.720       3.160
  28     25-Jul-07     699,923,889.44   2,776,885.60        4.761       2.720       3.160
  29     25-Aug-07     683,215,977.42   2,650,441.40        4.655       2.720       3.160
  30     25-Sep-07     666,903,182.35   2,586,370.73        4.654       2.720       3.160
  31     25-Oct-07     650,976,213.55   2,446,411.24        4.510       2.720       3.160
  32     25-Nov-07     635,426,170.81   2,355,302.63        4.448       2.720       3.160
  33     25-Dec-07     620,247,694.04   2,352,778.16        4.552       2.720       3.160
  34     25-Jan-08     605,428,382.33   2,243,094.18        4.446       2.720       3.160
  35     25-Feb-08     590,959,686.69   2,188,710.87        4.444       2.720       3.160
  36     25-Mar-08     576,833,361.25   2,236,122.13        4.652       2.720       3.160
  37     25-Apr-08     563,041,353.34   2,083,789.82        4.441       2.720       3.160
  38     25-May-08     549,575,799.03   2,077,751.53        4.537       2.720       3.160
  39     25-Jun-08     536,429,018.71   1,983,705.96        4.438       2.720       3.160
  40     25-Jul-08     523,593,512.75   1,983,132.40        4.545       2.720       3.160
  41     25-Aug-08     511,061,957.32   1,891,539.00        4.441       2.720       3.160
  42     25-Sep-08     498,827,200.25   1,846,478.29        4.442       2.720       3.160
  43     25-Oct-08     486,882,257.04   1,844,571.23        4.546       2.720       3.160
  44     25-Nov-08     475,220,306.93   1,758,694.33        4.441       2.720       3.160
  45     25-Dec-08     463,834,689.06   1,756,626.94        4.545       2.720       3.160
  46     25-Jan-09     452,718,898.72   1,674,792.54        4.439       2.720       3.160
  47     25-Feb-09     441,866,583.76   1,634,333.27        4.438       2.720       3.160
  48     25-Mar-09     431,271,540.93   1,707,537.14        4.751       2.720       3.160
  49     25-Apr-09     420,927,712.45   1,556,281.34        4.437       2.720       3.160
  50     25-May-09     410,829,182.63   1,554,438.78        4.540       2.720       3.160
  51     25-Jun-09     400,970,174.46   1,481,902.42        4.435       2.720       3.160
  52     25-Jul-09     391,345,046.46   1,480,142.98        4.539       2.720       3.160
  53     25-Aug-09     381,948,289.46   1,411,024.85        4.433       2.720       3.160
  54     25-Sep-09     372,774,523.50   1,376,847.61        4.432       2.720       3.160
  55     25-Oct-09     363,818,494.83   1,375,206.09        4.536       2.720       3.160
  56     25-Nov-09     355,074,061.31   1,310,914.65        4.430       2.720       3.160
  57     25-Dec-09     346,514,415.52   1,309,289.47        4.534       2.720       3.160
  58     25-Jan-10     338,157,352.29   1,248,109.47        4.429       2.720       3.160
  59     25-Feb-10     329,999,202.84   1,217,890.24        4.429       2.720       3.160
  60     25-Mar-10     322,035,270.87   1,272,650.24        4.742       2.720       3.160
  61     25-Apr-10     314,260,970.42   1,159,601.31        4.428       2.720       3.160
  62     25-May-10     306,671,823.29   1,158,243.29        4.532       2.720       3.160
  63     25-Jun-10     299,263,456.47   1,104,066.31        4.427       2.720       3.160
  64     25-Jul-10     292,031,599.74   1,102,759.41        4.531       2.720       3.160
  65     25-Aug-10     284,972,083.20   1,051,156.18        4.426       2.720       3.160
  66     25-Sep-10     278,080,834.99   1,025,646.76        4.426       2.720       3.160
  67     25-Oct-10     271,353,878.91   1,024,412.59        4.530       2.720       3.160
  68     25-Nov-10     264,787,332.24     976,445.02        4.425       2.720       3.160
  69     25-Dec-10     258,377,403.55     975,256.86        4.529       2.720       3.160
  70     25-Jan-11     252,120,390.50     929,571.21        4.424       2.720       3.160
  71     25-Feb-11     246,012,677.84     906,972.95        4.424       2.720       3.160
  72     25-Mar-11     240,050,735.28     947,718.64        4.738       2.720       3.160
  73     25-Apr-11     234,231,115.57     863,387.89        4.423       2.720       3.160
  74     25-May-11     228,550,452.52     862,306.70        4.528       2.720       3.160
  75     25-Jun-11     223,005,459.11     821,867.26        4.422       2.720       3.160
  76     25-Jul-11     217,592,925.61     820,825.84        4.527       2.720       3.160
  77     25-Aug-11     212,309,717.81     782,314.15        4.422       2.720       3.160
  78     25-Sep-11     207,152,775.23     763,246.37        4.421       2.720       3.160
  79     25-Oct-11     202,119,109.37     762,261.62        4.526       2.720       3.160
  80     25-Nov-11     197,205,802.07     726,472.69        4.421       2.720       3.160
  81     25-Dec-11     192,410,003.80     725,523.83        4.525       2.720       3.160
  82     25-Jan-12     187,728,932.11     691,443.61        4.420       2.720       3.160
  83     25-Feb-12     183,159,870.03     674,557.53        4.419       2.720       3.160
  84     25-Mar-12     178,700,164.53     689,242.48        4.628       2.720       3.160
  85     25-Apr-12     174,347,225.03     641,992.86        4.419       2.720       3.160
  86     25-May-12     170,098,521.92     641,127.57        4.523       2.720       3.160
  87     25-Jun-12     165,951,585.17     610,975.00        4.418       2.720       3.160
  88     25-Jul-12     161,904,002.88     610,140.83        4.522       2.720       3.160
  89     25-Aug-12     157,953,419.95     581,431.20        4.417       2.720       3.160
  90     25-Sep-12     154,097,536.75     567,190.29        4.417       2.720       3.160
  91     25-Oct-12     150,334,107.80     566,400.52        4.521       2.720       3.160
  92     25-Nov-12     146,660,940.51     539,728.62        4.416       2.720       3.160
  93     25-Dec-12     143,075,893.93     538,967.00        4.520       2.720       3.160
  94     25-Jan-13     139,576,877.57     513,573.73        4.415       2.720       3.160
  95     25-Feb-13     136,161,850.16     500,966.98        4.415       2.720       3.160
  96     25-Mar-13     132,828,818.56     523,408.42        4.729       2.720       3.160
                                 0.00


                                  100 PPC, Over Fwd Libor
=========================================================================================
Period     Date          Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
  0      24-Mar-05
  1      25-Apr-05   1,319,193,829.92   4,260,514.16        3.876       2.700       3.168
  2      25-May-05   1,292,308,653.42   4,133,942.70        3.839       2.949       3.335
  3      25-Jun-05   1,265,550,769.96   3,751,005.90        3.557       3.119       3.466
  4      25-Jul-05   1,238,912,605.30   3,649,224.30        3.535       3.261       3.583
  5      25-Aug-05   1,212,388,793.76   3,317,629.29        3.284       3.390       3.711
  6      25-Sep-05   1,185,976,166.16   3,132,960.87        3.170       3.503       3.803
  7      25-Oct-05   1,159,673,684.84   3,069,528.66        3.176       3.629       3.888
  8      25-Nov-05   1,133,482,407.89   2,765,165.99        2.927       3.745       3.965
  9      25-Dec-05   1,107,405,527.55   2,746,344.78        2.976       3.836       4.025
  10     25-Jan-06   1,081,448,143.81   2,452,259.64        2.721       3.951       4.077
  11     25-Feb-06   1,055,619,940.02   2,287,172.62        2.600       3.972       4.116
  12     25-Mar-06   1,030,399,388.45   2,566,267.16        2.989       4.020       4.155
  13     25-Apr-06   1,005,776,259.72   2,100,381.54        2.506       4.066       4.192
  14     25-May-06     981,736,581.06   2,139,049.20        2.615       4.106       4.223
  15     25-Jun-06     958,266,623.34   1,941,742.08        2.432       4.141       4.251
  16     25-Jul-06     935,352,947.38   1,987,825.49        2.550       4.173       4.280
  17     25-Aug-06     912,982,427.70   1,803,912.21        2.371       4.202       4.310
  18     25-Sep-06     891,142,259.62   1,739,810.07        2.343       4.231       4.333
  19     25-Oct-06     869,819,984.94   1,790,660.75        2.470       4.258       4.355
  20     25-Nov-06     849,003,345.98   2,788,606.38        3.941       4.280       4.373
  21     25-Dec-06     828,847,086.69   2,817,785.34        4.080       4.302       4.391
  22     25-Jan-07     809,165,517.76   2,610,243.75        3.871       4.356       4.411
  23     25-Feb-07     789,947,458.36   2,560,345.11        3.889       4.337       4.420
  24     25-Mar-07     771,182,045.23   2,789,689.16        4.341       4.354       4.436
  25     25-Apr-07     752,858,674.27   2,417,991.65        3.854       4.372       4.452
  26     25-May-07     734,966,978.72   2,484,432.57        4.056       4.390       4.465
  27     25-Jun-07     717,501,389.40   2,321,584.82        3.883       4.407       4.478
  28     25-Jul-07     700,447,278.73   2,352,005.17        4.029       4.419       4.492
  29     25-Aug-07     683,794,998.69   2,199,975.27        3.861       4.430       4.511
  30     25-Sep-07     667,535,129.59   2,141,320.60        3.849       4.442       4.531
  31     25-Oct-07     651,658,472.87   2,038,439.83        3.754       4.453       4.599
  32     25-Nov-07     636,156,366.37   2,013,491.19        3.798       4.467       4.643
  33     25-Dec-07     621,034,615.22   2,040,569.65        3.943       4.486       4.636
  34     25-Jan-08     606,269,290.54   1,886,728.10        3.734       4.536       4.679
  35     25-Feb-08     591,851,818.18   1,841,644.22        3.734       4.537       4.662
  36     25-Mar-08     577,774,046.66   2,012,894.58        4.181       4.402       4.675
  37     25-Apr-08     564,028,016.22   1,673,821.35        3.561       4.717       4.737
  38     25-May-08     550,605,979.75   1,787,257.99        3.895       4.573       4.722
  39     25-Jun-08     537,503,449.76   1,602,829.55        3.578       4.735       4.760
  40     25-Jul-08     524,709,748.10   1,698,231.95        3.884       4.593       4.747
  41     25-Aug-08     512,217,625.75   1,522,792.85        3.568       4.749       4.788
  42     25-Sep-08     500,020,013.69   1,477,582.60        3.546       4.771       4.805
  43     25-Oct-08     488,110,009.07   1,565,810.07        3.849       4.629       4.740
  44     25-Nov-08     476,480,868.55   1,415,463.84        3.565       4.794       4.783
  45     25-Dec-08     465,128,121.74   1,496,852.95        3.862       4.659       4.775
  46     25-Jan-09     454,043,131.87   1,334,129.73        3.526       4.831       4.818
  47     25-Feb-09     443,219,619.97   1,295,328.84        3.507       4.849       4.809
  48     25-Mar-09     432,651,454.92   1,594,862.21        4.424       4.395       4.827
  49     25-Apr-09     422,332,649.06   1,221,104.43        3.470       4.885       4.924
  50     25-May-09     412,257,367.34   1,327,186.65        3.863       4.747       4.912
  51     25-Jun-09     402,423,795.65   1,181,167.45        3.522       4.922       4.954
  52     25-Jul-09     392,822,287.02   1,254,619.72        3.833       4.777       4.938
  53     25-Aug-09     383,447,387.53   1,117,069.72        3.496       4.946       4.977
  54     25-Sep-09     374,293,782.51   1,084,167.32        3.476       4.965       4.988
  55     25-Oct-09     365,356,282.51   1,154,373.80        3.792       4.816       4.914
  56     25-Nov-09     356,628,915.12   1,033,683.74        3.478       4.987       4.950
  57     25-Dec-09     348,091,420.10   1,101,509.43        3.797       4.835       4.929
  58     25-Jan-10     339,754,916.14     981,600.24        3.467       4.996       4.963
  59     25-Feb-10     331,615,627.34     953,230.76        3.449       5.013       4.942
  60     25-Mar-10     323,668,921.58   1,188,436.68        4.406       4.532       4.947
  61     25-Apr-10     315,910,274.86     909,502.00        3.455       5.006       5.036
  62     25-May-10     308,335,282.03     978,962.18        3.810       4.866       5.016
  63     25-Jun-10     300,941,328.74     870,535.28        3.471       5.035       5.051
  64     25-Jul-10     293,722,428.14     929,442.81        3.797       4.878       5.031
  65     25-Aug-10     286,674,451.94     825,791.06        3.457       5.048       5.068
  66     25-Sep-10     279,793,383.76     803,937.48        3.448       5.056       5.077
  67     25-Oct-10     273,075,301.83     858,300.98        3.772       4.902       5.003
  68     25-Nov-10     266,516,371.85     765,491.40        3.447       5.074       5.042
  69     25-Dec-10     260,113,452.42     817,597.73        3.772       4.919       5.025
  70     25-Jan-11     253,862,264.66     726,675.22        3.435       5.084       5.064
  71     25-Feb-11     247,759,244.40     704,770.36        3.413       5.105       5.048
  72     25-Mar-11     241,800,908.00     883,071.36        4.382       4.620       5.059
  73     25-Apr-11     235,983,853.26     668,492.77        3.399       5.118       5.154
  74     25-May-11     230,304,769.82     725,954.39        3.783       4.974       5.138
  75     25-Jun-11     224,762,342.32     642,947.86        3.433       5.151       5.176
  76     25-Jul-11     219,351,389.35     687,379.41        3.760       4.996       5.158
  77     25-Aug-11     214,068,803.97     608,190.76        3.409       5.173       5.197
  78     25-Sep-11     208,911,566.72     591,681.14        3.399       5.183       5.206
  79     25-Oct-11     203,876,729.44     633,762.94        3.730       5.025       5.157
  80     25-Nov-11     198,961,412.00     566,692.71        3.418       5.202       5.195
  81     25-Dec-11     194,163,816.45     606,932.62        3.751       5.043       5.174
  82     25-Jan-12     189,480,136.99     537,392.28        3.403       5.215       5.211
  83     25-Feb-12     184,907,693.07     522,172.18        3.389       5.229       5.191
  84     25-Mar-12     180,443,866.72     610,432.19        4.060       4.898       5.199
  85     25-Apr-12     176,086,101.26     494,882.52        3.373       5.244       5.266
  86     25-May-12     171,831,906.61     536,398.59        3.746       5.082       5.247
  87     25-Jun-12     167,679,654.31     475,147.71        3.400       5.251       5.286
  88     25-Jul-12     163,626,118.64     508,136.66        3.727       5.101       5.268
  89     25-Aug-12     159,668,966.58     448,430.50        3.370       5.280       5.307
  90     25-Sep-12     155,805,928.28     437,470.67        3.369       5.280       5.319
  91     25-Oct-12     152,034,787.43     468,316.82        3.696       5.130       5.243
  92     25-Nov-12     148,353,377.62     415,732.24        3.363       5.311       5.284
  93     25-Dec-12     144,760,099.69     446,376.75        3.700       5.151       5.267
  94     25-Jan-13     141,252,351.60     392,850.84        3.337       5.335       5.309
  95     25-Feb-13     137,828,119.22     382,890.56        3.334       5.338       5.292
  96     25-Mar-13     134,485,434.33     485,865.25        4.335       4.841       5.305
                                    0


                               100 PPC, Over Fwd Libor + 100
=========================================================================================
Period     Date       COLLAT Balance     Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
  0      24-Mar-05
  1      25-Apr-05   1,319,193,829.92   3,117,799.49        2.836       3.700       4.168
  2      25-May-05   1,292,308,653.42   3,085,051.69        2.865       3.949       4.335
  3      25-Jun-05   1,265,550,769.96   2,690,195.56        2.551       4.119       4.466
  4      25-Jul-05   1,238,912,605.61   2,644,832.14        2.562       4.261       4.583
  5      25-Aug-05   1,212,388,794.35   2,302,597.21        2.279       4.390       4.711
  6      25-Sep-05   1,185,976,167.03   2,140,672.96        2.166       4.503       4.803
  7      25-Oct-05   1,159,673,685.97   2,131,168.78        2.205       4.629       4.888
  8      25-Nov-05   1,133,482,409.27   1,818,083.67        1.925       4.745       4.965
  9      25-Dec-05   1,107,405,529.55   1,851,568.82        2.006       4.836       5.025
  10     25-Jan-06   1,081,448,149.40   1,552,952.24        1.723       4.951       5.077
  11     25-Feb-06   1,055,619,949.04   1,414,707.93        1.608       4.972       5.116
  12     25-Mar-06   1,030,399,400.75   1,791,036.51        2.086       5.020       5.155
  13     25-Apr-06   1,005,776,275.15   1,274,734.05        1.521       5.066       5.192
  14     25-May-06     981,736,599.48   1,352,776.18        1.654       5.106       5.223
  15     25-Jun-06     958,266,687.15   1,160,526.21        1.453       5.141       5.251
  16     25-Jul-06     935,353,063.10   1,242,963.67        1.595       5.173       5.280
  17     25-Aug-06     912,982,593.05   1,064,199.76        1.399       5.202       5.310
  18     25-Sep-06     891,142,472.39   1,020,096.95        1.374       5.231       5.333
  19     25-Oct-06     869,820,243.00   1,103,876.70        1.523       5.258       5.355
  20     25-Nov-06     849,003,647.25   2,355,846.99        3.330       5.280       5.373
  21     25-Dec-06     828,877,197.97   2,418,880.60        3.502       5.302       5.391
  22     25-Jan-07     809,224,166.15   2,199,915.52        3.262       5.356       5.411
  23     25-Feb-07     790,033,398.57   2,160,439.61        3.282       5.337       5.420
  24     25-Mar-07     771,294,072.07   2,461,594.39        3.830       5.354       5.436
  25     25-Apr-07     752,995,631.99   2,038,481.79        3.249       5.372       5.452
  26     25-May-07     735,127,738.42   2,315,485.62        3.780       5.390       5.465
  27     25-Jun-07     717,703,082.09   2,139,027.74        3.576       5.407       5.478
  28     25-Jul-07     700,688,078.52   2,193,029.03        3.756       5.419       5.492
  29     25-Aug-07     684,073,131.14   2,027,339.75        3.556       5.430       5.511
  30     25-Sep-07     667,848,877.88   1,973,471.61        3.546       5.442       5.531
  31     25-Oct-07     652,006,176.02   1,892,900.47        3.484       5.453       5.599
  32     25-Nov-07     636,536,473.80   1,861,515.76        3.509       5.467       5.643
  33     25-Dec-07     621,445,115.24   1,909,477.02        3.687       5.486       5.636
  34     25-Jan-08     606,708,732.57   1,743,416.27        3.448       5.536       5.679
  35     25-Feb-08     592,318,770.79   1,702,416.69        3.449       5.537       5.662
  36     25-Mar-08     578,267,125.97   1,908,102.34        3.960       5.402       5.675
  37     25-Apr-08     564,545,884.37   1,542,892.25        3.280       5.717       5.737
  38     25-May-08     551,147,370.19   1,681,159.62        3.660       5.573       5.722
  39     25-Jun-08     538,067,791.36   1,485,143.37        3.312       5.735       5.760
  40     25-Jul-08     525,295,834.43   1,597,314.50        3.649       5.593       5.747
  41     25-Aug-08     512,824,262.57   1,410,601.81        3.301       5.749       5.788
  42     25-Sep-08     500,646,047.49   1,368,042.05        3.279       5.771       5.805
  43     25-Oct-08     488,754,325.74   1,471,986.85        3.614       5.629       5.740
  44     25-Nov-08     477,142,399.96   1,311,491.93        3.298       5.794       5.783
  45     25-Dec-08     465,805,553.08   1,407,802.11        3.627       5.659       5.775
  46     25-Jan-09     454,735,474.23   1,235,026.52        3.259       5.831       5.818
  47     25-Feb-09     443,925,919.23   1,198,574.75        3.240       5.849       5.809
  48     25-Mar-09     433,370,790.62   1,535,235.08        4.251       5.395       5.827
  49     25-Apr-09     423,064,133.31   1,128,884.32        3.202       5.885       5.924
  50     25-May-09     413,000,142.14   1,248,370.14        3.627       5.747       5.912
  51     25-Jun-09     403,176,481.27   1,093,398.01        3.254       5.922       5.954
  52     25-Jul-09     393,584,113.45   1,179,518.25        3.596       5.777       5.938
  53     25-Aug-09     384,217,614.39   1,033,425.90        3.228       5.946       5.977
  54     25-Sep-09     375,071,696.57   1,002,509.63        3.207       5.965       5.988
  55     25-Oct-09     366,141,196.69   1,084,526.82        3.554       5.816       5.914
  56     25-Nov-09     357,420,219.32     955,895.04        3.209       5.987       5.950
  57     25-Dec-09     348,890,883.59   1,034,998.35        3.560       5.835       5.929
  58     25-Jan-10     340,561,895.50     907,493.68        3.198       5.996       5.963
  59     25-Feb-10     332,429,425.84     880,896.43        3.180       6.013       5.942
  60     25-Mar-10     324,488,868.57   1,144,160.39        4.231       5.532       5.947
  61     25-Apr-10     316,735,725.00     840,615.08        3.185       6.006       6.036
  62     25-May-10     309,165,612.78     920,146.22        3.571       5.866       6.016
  63     25-Jun-10     301,775,711.21     804,956.74        3.201       6.035       6.051
  64     25-Jul-10     294,560,297.79     873,440.92        3.558       5.878       6.031
  65     25-Aug-10     287,515,268.30     763,333.11        3.186       6.048       6.068
  66     25-Sep-10     280,636,627.62     742,983.89        3.177       6.056       6.077
  67     25-Oct-10     273,920,474.48     806,271.37        3.532       5.902       6.003
  68     25-Nov-10     267,362,995.03     707,457.63        3.175       6.074       6.042
  69     25-Dec-10     260,960,988.49     768,079.27        3.532       5.919       6.025
  70     25-Jan-11     254,710,277.30     671,412.62        3.163       6.084       6.064
  71     25-Feb-11     248,607,314.94     650,833.45        3.142       6.105       6.048
  72     25-Mar-11     242,648,635.23     850,318.15        4.205       5.620       6.059
  73     25-Apr-11     236,830,852.88     617,133.70        3.127       6.118       6.154
  74     25-May-11     231,150,672.39     682,227.51        3.542       5.974       6.138
  75     25-Jun-11     225,606,548.56     594,098.80        3.160       6.151       6.176
  76     25-Jul-11     220,193,573.17     645,754.40        3.519       5.996       6.158
  77     25-Aug-11     214,908,655.64     561,676.01        3.136       6.173       6.197
  78     25-Sep-11     209,748,790.48     546,292.90        3.125       6.183       6.206
  79     25-Oct-11     204,711,042.95     595,109.03        3.488       6.025       6.157
  80     25-Nov-11     199,792,546.06     523,517.89        3.144       6.202       6.195
  81     25-Dec-11     194,991,389.33     570,182.87        3.509       6.043       6.174
  82     25-Jan-12     190,303,910.72     496,292.54        3.129       6.215       6.211
  83     25-Feb-12     185,727,441.29     482,068.21        3.115       6.229       6.191
  84     25-Mar-12     181,259,374.30     581,322.73        3.849       5.898       6.199
  85     25-Apr-12     176,897,163.92     456,708.38        3.098       6.244       6.266
  86     25-May-12     172,638,329.80     503,973.07        3.503       6.082       6.247
  87     25-Jun-12     168,481,156.92     438,852.30        3.126       6.251       6.286
  88     25-Jul-12     164,422,530.86     477,283.98        3.483       6.101       6.268
  89     25-Aug-12     160,460,128.94     413,877.57        3.095       6.280       6.307
  90     25-Sep-12     156,591,690.31     403,767.28        3.094       6.280       6.319
  91     25-Oct-12     152,815,007.28     439,684.46        3.453       6.130       6.243
  92     25-Nov-12     149,127,922.02     383,671.89        3.087       6.311       6.284
  93     25-Dec-12     145,528,784.12     419,159.73        3.456       6.151       6.267
  94     25-Jan-13     142,015,061.72     362,337.00        3.062       6.335       6.309
  95     25-Feb-13     138,584,747.98     353,128.00        3.058       6.338       6.292
  96     25-Mar-13     135,235,881.87     468,160.14        4.154       5.841       6.305
  97     25-Apr-13     131,966,548.16     332,204.30        3.021       6.374       6.406
                                    0


                               100 PPC, Over Fwd Libor + 150
=========================================================================================
Period     Date          Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
  0      24-Mar-05
  1      25-Apr-05   1,319,193,829.92   2,546,442.16        2.316       4.200       4.668
  2      25-May-05   1,292,308,653.42   2,560,606.19        2.378       4.449       4.835
  3      25-Jun-05   1,265,550,769.96   2,159,789.30        2.048       4.619       4.966
  4      25-Jul-05   1,238,912,605.61   2,142,634.99        2.075       4.761       5.083
  5      25-Aug-05   1,212,388,794.35   1,795,494.76        1.777       4.890       5.211
  6      25-Sep-05   1,185,976,167.03   1,649,627.97        1.669       5.003       5.303
  7      25-Oct-05   1,159,673,685.97   1,662,750.24        1.721       5.129       5.388
  8      25-Nov-05   1,133,482,409.27   1,359,674.30        1.439       5.245       5.465
  9      25-Dec-05   1,107,405,529.55   1,413,234.72        1.531       5.336       5.525
  10     25-Jan-06   1,081,448,149.40   1,122,544.06        1.246       5.451       5.577
  11     25-Feb-06   1,055,619,949.04     995,420.23        1.132       5.472       5.616
  12     25-Mar-06   1,030,399,400.75   1,403,407.64        1.634       5.520       5.655
  13     25-Apr-06   1,005,776,275.15     876,906.82        1.046       5.566       5.692
  14     25-May-06     981,736,599.48     977,798.62        1.195       5.606       5.723
  15     25-Jun-06     958,266,687.15     783,166.46        0.981       5.641       5.751
  16     25-Jul-06     935,353,064.35     887,324.25        1.138       5.673       5.780
  17     25-Aug-06     912,982,595.49     706,336.77        0.928       5.702       5.810
  18     25-Sep-06     891,142,475.98     671,637.06        0.904       5.731       5.833
  19     25-Oct-06     869,820,247.69     775,541.81        1.070       5.758       5.855
  20     25-Nov-06     849,003,652.99   2,005,128.18        2.834       5.780       5.873
  21     25-Dec-06     828,877,239.35   2,087,908.76        3.023       5.802       5.891
  22     25-Jan-07     809,224,245.34   1,866,351.47        2.768       5.856       5.911
  23     25-Feb-07     790,033,513.95   1,835,129.51        2.787       5.837       5.920
  24     25-Mar-07     771,294,222.06   2,175,107.69        3.384       5.854       5.936
  25     25-Apr-07     752,995,817.38   1,729,179.95        2.756       5.872       5.952
  26     25-May-07     735,127,957.65   2,210,645.14        3.609       5.890       5.965
  27     25-Jun-07     717,721,185.97   2,028,030.39        3.391       5.907       5.978
  28     25-Jul-07     700,723,316.04   2,094,269.98        3.586       5.919       5.992
  29     25-Aug-07     684,124,769.24   1,922,208.08        3.372       5.930       6.011
  30     25-Sep-07     667,916,206.65   1,871,197.81        3.362       5.942       6.031
  31     25-Oct-07     652,088,510.04   1,802,036.39        3.316       5.953       6.099
  32     25-Nov-07     636,633,147.49   1,781,857.27        3.359       5.967       6.143
  33     25-Dec-07     621,556,538.57   1,840,379.15        3.553       5.986       6.136
  34     25-Jan-08     606,834,241.74   1,668,296.01        3.299       6.036       6.179
  35     25-Feb-08     592,457,721.34   1,629,412.21        3.300       6.037       6.162
  36     25-Mar-08     578,418,894.18   1,852,363.95        3.843       5.902       6.175
  37     25-Apr-08     564,709,866.56   1,474,249.12        3.133       6.217       6.237
  38     25-May-08     551,323,013.45   1,623,563.68        3.534       6.073       6.222
  39     25-Jun-08     538,254,742.19   1,421,864.86        3.170       6.235       6.260
  40     25-Jul-08     525,493,549.51   1,542,507.17        3.522       6.093       6.247
  41     25-Aug-08     513,032,203.72   1,350,270.99        3.158       6.249       6.288
  42     25-Sep-08     500,863,694.26   1,309,133.02        3.137       6.271       6.305
  43     25-Oct-08     488,981,174.85   1,421,149.70        3.488       6.129       6.240
  44     25-Nov-08     477,377,970.48   1,259,024.80        3.165       6.294       6.283
  45     25-Dec-08     466,049,555.78   1,362,878.77        3.509       6.159       6.275
  46     25-Jan-09     454,987,457.82   1,185,096.82        3.126       6.331       6.318
  47     25-Feb-09     444,185,437.22   1,149,824.13        3.106       6.349       6.309
  48     25-Mar-09     433,637,411.60   1,505,011.62        4.165       5.895       6.327
  49     25-Apr-09     423,337,440.58   1,082,409.88        3.068       6.385       6.424
  50     25-May-09     413,279,732.40   1,208,601.42        3.509       6.247       6.412
  51     25-Jun-09     403,461,714.96   1,049,170.76        3.121       6.422       6.454
  52     25-Jul-09     393,874,626.80   1,141,616.02        3.478       6.277       6.438
  53     25-Aug-09     384,513,057.04     991,269.36        3.094       6.446       6.477
  54     25-Sep-09     375,371,730.40     961,350.67        3.073       6.465       6.488
  55     25-Oct-09     366,445,495.44   1,049,265.13        3.436       6.316       6.414
  56     25-Nov-09     357,728,491.22     916,672.35        3.075       6.487       6.450
  57     25-Dec-09     349,203,897.17   1,001,407.98        3.441       6.335       6.429
  58     25-Jan-10     340,879,345.16     870,119.46        3.063       6.496       6.463
  59     25-Feb-10     332,750,982.53     844,412.60        3.045       6.513       6.442
  60     25-Mar-10     324,814,214.99   1,121,679.72        4.144       6.032       6.447
  61     25-Apr-10     317,064,555.29     805,860.74        3.050       6.506       6.536
  62     25-May-10     309,497,631.36     890,412.51        3.452       6.366       6.516
  63     25-Jun-10     302,110,526.59     771,855.46        3.066       6.535       6.551
  64     25-Jul-10     294,897,640.68     845,122.50        3.439       6.378       6.531
  65     25-Aug-10     287,854,880.34     731,799.89        3.051       6.548       6.568
  66     25-Sep-10     280,978,260.07     712,206.84        3.042       6.556       6.577
  67     25-Oct-10     274,263,887.93     779,951.94        3.413       6.402       6.503
  68     25-Nov-10     267,707,959.37     678,145.21        3.040       6.574       6.542
  69     25-Dec-10     261,307,245.72     743,020.68        3.412       6.419       6.525
  70     25-Jan-11     255,057,616.42     643,493.56        3.028       6.584       6.564
  71     25-Feb-11     248,955,532.95     623,582.12        3.006       6.605       6.548
  72     25-Mar-11     242,997,537.10     833,642.99        4.117       6.120       6.559
  73     25-Apr-11     237,180,251.32     591,179.19        2.991       6.618       6.654
  74     25-May-11     231,500,386.89     660,075.70        3.422       6.474       6.638
  75     25-Jun-11     225,956,290.95     569,397.16        3.024       6.651       6.676
  76     25-Jul-11     220,543,182.78     624,662.77        3.399       6.496       6.658
  77     25-Aug-11     215,257,979.32     538,150.28        3.000       6.673       6.697
  78     25-Sep-11     210,097,681.49     523,334.72        2.989       6.683       6.706
  79     25-Oct-11     205,059,360.72     575,516.38        3.368       6.525       6.657
  80     25-Nov-11     200,140,156.05     501,668.76        3.008       6.702       6.695
  81     25-Dec-11     195,338,104.05     551,545.07        3.388       6.543       6.674
  82     25-Jan-12     190,649,610.05     475,489.17        2.993       6.715       6.711
  83     25-Feb-12     186,072,010.44     461,767.18        2.978       6.729       6.691
  84     25-Mar-12     181,602,703.70     566,513.71        3.743       6.398       6.699
  85     25-Apr-12     177,239,149.01     437,380.38        2.961       6.744       6.766
  86     25-May-12     172,978,870.52     487,513.84        3.382       6.582       6.747
  87     25-Jun-12     168,820,112.33     420,466.37        2.989       6.751       6.786
  88     25-Jul-12     164,759,812.36     461,619.80        3.362       6.601       6.768
  89     25-Aug-12     160,795,652.79     396,371.60        2.958       6.780       6.807
  90     25-Sep-12     156,925,376.94     386,689.65        2.957       6.780       6.819
  91     25-Oct-12     153,146,781.16     425,143.07        3.331       6.630       6.743
  92     25-Nov-12     149,457,711.64     367,421.18        2.950       6.811       6.784
  93     25-Dec-12     145,856,493.59     405,331.19        3.335       6.651       6.767
  94     25-Jan-13     142,340,628.38     346,867.67        2.924       6.835       6.809
  95     25-Feb-13     138,908,112.60     338,037.88        2.920       6.838       6.792
  96     25-Mar-13     135,556,988.57     459,095.01        4.064       6.341       6.805
  97     25-Apr-13     132,285,344.35     317,838.18        2.883       6.874       6.906
                                    0


                               100 PPC, Over Fwd Libor + 200
=========================================================================================
Period     Date          Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
  0      24-Mar-05
  1      25-Apr-05   1,319,193,829.92   1,976,368.85        1.798       4.700       5.168
  2      25-May-05   1,292,308,653.42   2,036,160.68        1.891       4.949       5.335
  3      25-Jun-05   1,265,550,769.96   1,639,292.77        1.554       5.119       5.466
  4      25-Jul-05   1,238,912,605.61   1,646,496.84        1.595       5.261       5.583
  5      25-Aug-05   1,212,388,794.35   1,308,709.36        1.295       5.390       5.711
  6      25-Sep-05   1,185,976,167.03   1,174,214.67        1.188       5.503       5.803
  7      25-Oct-05   1,159,673,685.97   1,213,632.22        1.256       5.629       5.888
  8      25-Nov-05   1,133,482,409.27     906,640.13        0.960       5.745       5.965
  9      25-Dec-05   1,107,405,529.55     985,895.10        1.068       5.836       6.025
  10     25-Jan-06   1,081,448,149.40     691,904.87        0.768       5.951       6.077
  11     25-Feb-06   1,055,619,949.04     576,132.52        0.655       5.972       6.116
  12     25-Mar-06   1,030,399,400.75   1,034,504.16        1.205       6.020       6.155
  13     25-Apr-06   1,005,776,275.15     479,079.58        0.572       6.066       6.192
  14     25-May-06     981,736,599.48     602,821.05        0.737       6.106       6.223
  15     25-Jun-06     958,266,687.15     405,794.74        0.508       6.141       6.251
  16     25-Jul-06     935,353,064.35     531,673.16        0.682       6.173       6.280
  17     25-Aug-06     912,982,595.49     348,462.37        0.458       6.202       6.310
  18     25-Sep-06     891,142,475.98     323,166.05        0.435       6.231       6.333
  19     25-Oct-06     869,820,247.69     447,196.06        0.617       6.258       6.355
  20     25-Nov-06     849,003,652.99   1,654,082.18        2.338       6.280       6.373
  21     25-Dec-06     828,877,240.76   1,756,593.69        2.543       6.302       6.391
  22     25-Jan-07     809,224,250.05   1,532,452.33        2.272       6.356       6.411
  23     25-Feb-07     790,033,521.82   1,509,492.26        2.293       6.337       6.420
  24     25-Mar-07     771,294,232.96   1,888,276.57        2.938       6.354       6.436
  25     25-Apr-07     752,995,831.40   1,419,490.86        2.262       6.372       6.452
  26     25-May-07     735,127,974.67   1,929,273.46        3.149       6.390       6.465
  27     25-Jun-07     717,722,229.93   1,744,218.68        2.916       6.407       6.478
  28     25-Jul-07     700,725,348.38   1,826,787.54        3.128       6.419       6.492
  29     25-Aug-07     684,127,748.07   1,652,358.12        2.898       6.430       6.511
  30     25-Sep-07     667,920,091.39   1,608,132.91        2.889       6.442       6.531
  31     25-Oct-07     652,093,264.89   1,554,242.18        2.860       6.453       6.599
  32     25-Nov-07     636,638,734.23   1,700,719.91        3.206       6.467       6.643
  33     25-Dec-07     621,577,581.26   1,770,248.92        3.418       6.486       6.636
  34     25-Jan-08     606,870,096.25   1,592,180.03        3.148       6.536       6.679
  35     25-Feb-08     592,507,759.27   1,555,430.37        3.150       6.537       6.662
  36     25-Mar-08     578,482,506.78   1,795,631.07        3.725       6.402       6.675
  37     25-Apr-08     564,786,464.11   1,404,414.90        2.984       6.717       6.737
  38     25-May-08     551,412,027.07   1,561,257.68        3.398       6.573       6.722
  39     25-Jun-08     538,355,486.70   1,353,926.06        3.018       6.735       6.760
  40     25-Jul-08     525,605,498.97   1,483,129.78        3.386       6.593       6.747
  41     25-Aug-08     513,154,845.79   1,285,496.07        3.006       6.749       6.788
  42     25-Sep-08     500,996,532.97   1,245,884.01        2.984       6.771       6.805
  43     25-Oct-08     489,123,730.06   1,366,267.41        3.352       6.629       6.740
  44     25-Nov-08     477,529,805.14   1,205,796.26        3.030       6.794       6.783
  45     25-Dec-08     466,210,696.26   1,317,263.78        3.391       6.659       6.775
  46     25-Jan-09     455,157,465.70   1,134,508.81        2.991       6.831       6.818
  47     25-Feb-09     444,363,870.96   1,100,428.46        2.972       6.849       6.809
  48     25-Mar-09     433,823,844.11   1,474,101.99        4.078       6.395       6.827
  49     25-Apr-09     423,531,458.78   1,035,328.97        2.933       6.885       6.924
  50     25-May-09     413,480,937.10   1,168,484.25        3.391       6.747       6.912
  51     25-Jun-09     403,669,505.47   1,004,618.65        2.986       6.922       6.954
  52     25-Jul-09     394,088,639.41   1,103,377.25        3.360       6.777       6.938
  53     25-Aug-09     384,732,940.90     948,798.57        2.959       6.946       6.977
  54     25-Sep-09     375,597,146.48     919,883.13        2.939       6.965       6.988
  55     25-Oct-09     366,676,116.08   1,013,683.99        3.317       6.816       6.914
  56     25-Nov-09     357,964,021.14     877,152.40        2.940       6.987       6.950
  57     25-Dec-09     349,445,022.70     967,509.69        3.322       6.835       6.929
  58     25-Jan-10     341,125,759.47     832,456.99        2.928       6.996       6.963
  59     25-Feb-10     333,002,357.53     807,645.52        2.910       7.013       6.942
  60     25-Mar-10     325,070,233.88   1,098,879.18        4.057       6.532       6.947
  61     25-Apr-10     317,324,912.22     770,830.72        2.915       7.006       7.036
  62     25-May-10     309,762,030.37     860,396.23        3.333       6.866       7.016
  63     25-Jun-10     302,378,581.78     738,489.34        2.931       7.035       7.051
  64     25-Jul-10     295,169,081.17     816,530.51        3.320       6.878       7.031
  65     25-Aug-10     288,129,445.73     700,010.13        2.915       7.048       7.068
  66     25-Sep-10     281,255,699.24     681,177.44        2.906       7.056       7.077
  67     25-Oct-10     274,543,958.74     753,372.45        3.293       6.902       7.003
  68     25-Nov-10     267,990,428.61     648,589.18        2.904       7.074       7.042
  69     25-Dec-10     261,591,854.16     717,711.22        3.292       6.919       7.025
  70     25-Jan-11     255,344,149.23     615,338.63        2.892       7.084       7.064
  71     25-Feb-11     249,243,783.09     596,099.51        2.870       7.105       7.048
  72     25-Mar-11     243,287,305.20     816,710.48        4.028       6.620       7.059
  73     25-Apr-11     237,471,345.52     565,001.02        2.855       7.118       7.154
  74     25-May-11     231,792,621.88     637,694.12        3.301       6.974       7.138
  75     25-Jun-11     226,249,379.74     544,479.70        2.888       7.151       7.176
  76     25-Jul-11     220,836,959.13     603,349.63        3.279       6.996       7.158
  77     25-Aug-11     215,552,284.27     514,416.39        2.864       7.173       7.197
  78     25-Sep-11     210,392,362.33     500,172.08        2.853       7.183       7.206
  79     25-Oct-11     205,354,270.74     555,714.06        3.247       7.025       7.157
  80     25-Nov-11     200,435,154.44     479,621.95        2.871       7.202       7.195
  81     25-Dec-11     195,632,999.87     532,704.71        3.268       7.043       7.174
  82     25-Jan-12     190,944,276.44     454,494.93        2.856       7.215       7.211
  83     25-Feb-12     186,366,325.76     441,278.94        2.841       7.229       7.191
  84     25-Mar-12     181,896,551.39     551,505.67        3.638       6.898       7.199
  85     25-Apr-12     177,532,417.46     417,871.79        2.825       7.244       7.266
  86     25-May-12     173,271,452.53     470,859.60        3.261       7.082       7.247
  87     25-Jun-12     169,111,860.71     401,895.94        2.852       7.251       7.286
  88     25-Jul-12     165,050,631.17     445,768.00        3.241       7.101       7.268
  89     25-Aug-12     161,085,450.79     378,688.41        2.821       7.280       7.307
  90     25-Sep-12     157,214,067.04     369,437.84        2.820       7.280       7.319
  91     25-Oct-12     153,434,280.24     410,424.78        3.210       7.130       7.243
  92     25-Nov-12     149,743,940.54     350,994.49        2.813       7.311       7.284
  93     25-Dec-12     146,141,348.98     391,324.05        3.213       7.151       7.267
  94     25-Jan-13     142,624,039.87     331,229.34        2.787       7.335       7.309
  95     25-Feb-13     139,190,013.16     322,781.88        2.783       7.338       7.292
  96     25-Mar-13     135,837,314.55     449,851.77        3.974       6.841       7.305
  97     25-Apr-13     132,564,035.33     303,313.20        2.746       7.374       7.406
                                    0